SCHEDULE 14C/A
(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary information statement
☐	Definitive information statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

J2 COMMUNICATIONS

(Name of Registrant as Specified in Its Charter)

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(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
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(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

INFORMATION STATEMENT
REORGANIZATION TRANSACTIONS
SHAREHOLDER APPROVAL; OUTSTANDING SECURITIES AND VOTING RIGHTS
APPROVAL BY CONSENTING SHAREHOLDERS
APPROVED ACTION 1
APPROVED ACTION 2
APPROVED ACTION 3
APPROVED ACTION 4
APPROVED ACTION 5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INFORMATION REGARDING EXECUTIVE OFFICERS
COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT
EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS
COMPENSATION COMMITTEE, INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS
CERTAIN TRANSACTIONS
INCORPORATION BY REFERENCE
ANNEX A
ANNEX B
ANNEX C

J2 COMMUNICATIONS
NOTICE OF ACTION OF SHAREHOLDERS

To Our Shareholders:

     On January 30, 2002, J2 Communications, a California corporation (the “Company”), James P. Jimirro, the Company’s Chairman of the Board, President and Chief Executive Officer, and a group headed by Daniel S. Laikin, one of the Company’s directors, Paul Skjodt, and Timothy S. Durham and further comprised of National Lampoon Acquisition Group LLC, a California limited liability company of which Mr. Laikin is the Managing Member (“NLAG”), Samerian LLP, an Indiana limited liability partnership, Diamond Investments, LLC, an Indiana limited liability company, Christopher R. Williams, Helen C. Williams, DW Leasing Company, LLC, an Indiana limited liability company, and Judy B. Laikin (Messrs. Laikin, Skjodt, Durham and Williams, Ms. Williams, Ms. Laikin, NLAG, Samerian LLP, Diamond Investments, LLC and DW Leasing Company, LLC are referred to herein collectively as the “NLAG Group”) entered into a non-binding letter of intent with respect to certain transactions. During February and March of 2002, and particularly after the Company’s common stock was delisted from trading on the Nasdaq SmallCap Market, which became effective as of the opening of business on March 25, 2002, the Company, Mr. Jimirro and the NLAG Group engaged in further negotiations with respect to the transactions contemplated by the letter of intent. Such negotiations resulted in the Company and certain members of the NLAG Group entering into a Preferred Stock and Warrant Purchase Agreement, dated as of April  _______, 2002 (the “Purchase Agreement”), pursuant to which the Company agreed, among other things, to undertake the following actions (collectively, the “Proposed Actions”):

     (a)  amend and restate the Company’s Restated Articles of Incorporation, as amended, to effect, among other things, the establishment of a new series of the Company’s capital stock to be called “Series B Convertible Preferred Stock” (“Series B Preferred”);

     (b)  sell to certain members of the NLAG Group (or their designees) up to [33,000] in units, each such unit consisting of one share of Series B Preferred and a warrant to purchase 28.169 shares of the Company’s common stock at a purchase price of $3.55 per share prior to the second anniversary of the date of issuance of the warrant and $5.00 per share from and after such anniversary (the “Units”), for $[3.3] million in cash at closing ($450,000 of which was previously paid to the Company for extensions of a letter agreement entered into by the Company, Daniel S. Laikin, one of the Company’s directors, and Paul Skjodt in March 2001 and up to $[600,000] of which will be in the form of credit for fees previously paid by the NLAG Group to certain of their representatives that the Company has agreed to pay pursuant to the Purchase Agreement), and grant NLAG (or its designees) an option, exercisable on or before the earlier of January __, 2003 or 90 days after the Company’s common stock is relisted for trading on the Nasdaq SmallCap Market or listed on any other national exchange or quotation system, to purchase up to an additional [31,500] Units at a price of $100.00 per Unit;

     (c)  amend and restate the Company’s Bylaws to effect, among other things, an increase in the size of the Board of Directors to seven (7) members;

     (d)  amend and restate the Company’s 1999 Stock Option, Deferred Stock and Restricted Stock Plan to, among other things, increase the authorized number of shares which may be issued thereunder to 1,500,000 shares of the Company’s common stock, and seek shareholder approval of the Company’s January 30, 2002 grant to Mr. Jimirro of options to purchase 400,000 shares of the Company’s common stock; and

     (e)  after the termination of Mr. Jimirro’s existing employment agreement with the Company, enter into a new employment agreement, a new registration rights agreement, a new indemnification agreement and a new security agreement with Mr. Jimirro.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     On January 30, 2002, the Company’s Board of Directors approved the amendment and restatement of the Company’s 1999 Stock Option, Deferred Stock and Restricted Stock Plan and the disinterested members of the Company’s Board of Directors approved the grant to Mr. Jimirro of options to purchase 400,000 shares of the Company’s common stock. On April _____, 2002, the Company’s Board of Directors approved each of the other Proposed Actions. On April _____, 2002, the holders of approximately 68.78% of the outstanding voting securities of the Company (collectively, the “Consenting Shareholders”) as of the close of business on April 1, 2002 (the “Record Date”) approved each of the Proposed Actions by written consent without a meeting with such approval being effective, subject to the consummation of the transactions contemplated by the Purchase Agreement (collectively, the “Reorganization Transactions”) immediately thereafter, as of the twenty-first (21st) day after the mailing of this Information Statement. The approval by the Consenting Shareholders of the Proposed Actions constitutes the approval of shareholders necessary for the Company to undertake such actions under the California Corporations Code and the Company’s Bylaws. Accordingly, approval of the Proposed Actions is not being submitted to the other shareholders of the Company for a vote and no meeting of shareholders will be held with respect to the Reorganization Transactions or the Proposed Actions. Management is not soliciting proxies in connection with this Information Statement and shareholders are requested not to send proxies to the Company.

     This Information Statement will be mailed to all shareholders of record as of the close of business on the Record Date on or about April 22, 2002. The list of shareholders entitled to receive this information statement is available for examination at the Company’s offices at 10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024.

     Your attention is directed to the enclosed Information Statement.

By Order of the Board of Directors

James P. Jimirro Chairman of the Board, President and Chief Executive Officer

Los Angeles, California
April __, 2002

J2 COMMUNICATIONS
10850 Wilshire Boulevard
Suite 1000
Los Angeles, California 90024
(310) 474-5252

INFORMATION STATEMENT

     This Information Statement is first being sent on or about April 22, 2002 to the holders of record as of the close of business on April 1, 2002 (the “Record Date”) of the Common Stock, no par value (“Common Stock”), of J2 Communications, a California corporation (the “Company”).

     On January 30, 2002, the board of directors of the Company (the “Board of Directors”) approved the amendment and restatement of the Company’s 1999 Stock Option, Deferred Stock and Restricted Stock Plan and the disinterested members of the Board of Directors approved the grant to Mr. Jimirro of options to purchase 400,000 shares of Common Stock. On April __, 2002, the Board of Directors approved each of the other actions described in this Information Statement. On April __, 2002, the holders as of the Record Date of approximately 68.78% of the outstanding voting securities of the Company (collectively, the “Consenting Shareholders”) approved each of the actions described in this Information Statement by written consent without a meeting with such approval being effective, subject to the consummation of the Reorganization Transactions (as defined on the next page) immediately thereafter, as of the twenty-first (21st) day after the mailing of this Information Statement. The approval by the Consenting Shareholders of these actions constitutes the approval of shareholders necessary for the Company to undertake such actions under the California Corporations Code and the Company’s Bylaws. Accordingly, approval of these actions is not being submitted to the other shareholders of the Company for a vote and no meeting of shareholders will be held with respect to the Reorganization Transactions or the actions described in this Information Statement. Management is not soliciting proxies in connection with this Information Statement and this Information Statement is being furnished solely to provide shareholders with certain information concerning the actions described in this Information Statement in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

     THE COMPANY IS NOT SOLICITING PROXIES IN CONNECTION WITH THE ACTIONS DESCRIBED HEREIN AND SHAREHOLDERS ARE EXPRESSLY REQUESTED NOT TO SEND THE COMPANY A PROXY.

     The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Common Stock.

REORGANIZATION TRANSACTIONS

Background of the Reorganization Transactions

     Since August 2000, the Company has been involved in a heretofore unresolved takeover contest with a group of shareholders led by Daniel S. Laikin, one of the Company’s directors, and Paul Skjodt. The negotiations between the Company and Messrs. Laikin and Skjodt surrounding the takeover contest produced a negotiated letter agreement in March 2001 (the “March 2001 Agreement”), the transactions contemplated by which were intended to resolve the contest. The March 2001 Agreement provided, among other things, that (i) Messrs. Laikin and Skjodt would purchase all of the interests of James P. Jimirro, the Company’s Chairman of the Board, President and Chief Executive Officer, in the Company, (ii) the Company would pay Mr. Jimirro certain deferred compensation due Mr. Jimirro upon a change in control of the Company, (iii) Messrs. Laikin and Skjodt would purchase shares of Common Stock from the Company to partially fund the deferred compensation obligation to Mr. Jimirro and (iv) Messrs. Laikin and Skjodt would have the right to acquire additional shares of Common Stock directly from the Company to provide for the working capital needs of the Company. The March 2001 Agreement further provided that Messrs. Laikin and Skjodt would be subject to standstill and voting agreements pending the closing of the transactions contemplated by the March 2001 Agreement (the “March 2001 Agreement Transactions”) and that Messrs. Laikin and Skjodt would be subject to such standstill and voting agreement provisions for ten (10) years in the event that Messrs. Laikin and Skjodt failed to close the March 2001 Agreement Transactions.

     The March 2001 Agreement provided that the March 2001 Agreement Transactions were to be consummated not later than August 30, 2001. Despite several extensions, the March 2001 Agreement Transactions were never closed. The last extension expired on November 15, 2001 and, upon such expiration, the Company took action which it believes terminated the March 2001 Agreement.

     Shortly thereafter: (i) Messrs. Laikin and Skjodt amended the Schedule 13D filed by them with the Securities and Exchange Commission (the “Commission”) to report that they and certain other individuals may be deemed to beneficially own in excess of 50% of the outstanding Common Stock, and (ii) Messrs. Laikin, Skjodt and Jimirro and the Company filed lawsuits against each other regarding the March 2001 Agreement.

     In December 2001, the Company, Mr. Jimirro and a group headed by Mr. Laikin, Mr. Skjodt, and Timothy S. Durham and further comprised of National Lampoon Acquisition Group LLC, a California limited liability company of which Mr. Laikin is the Managing Member (“NLAG”), Samerian LLP, an Indiana limited liability partnership, Diamond Investments, LLC, an Indiana limited liability company, Christopher R. Williams, Helen C. Williams, DW Leasing Company, LLC, an Indiana limited liability company and Judy B. Laikin (Messrs. Laikin, Skjodt, Durham and Williams, Ms. Williams, Ms. Laikin and NLAG, Samerian LLP, Diamond Investments, LLC, and DW Leasing Company, LLC are referred to herein collectively as the “NLAG Group”) began discussions regarding the possibility of a restructured negotiated transaction to resolve the disputes among the parties.

Content of the Reorganization Transactions

     On January 30, 2002, the Board of Directors approved the Company’s entry on that date into a non-binding letter of intent1 with Mr. Jimirro and the NLAG Group with respect to certain transactions. During February and March of 2002, and particularly after the Common Stock was delisted from trading on the Nasdaq SmallCap Market, which became effective as of the opening of business on March 25, 2002, the Company, Mr. Jimirro and the NLAG Group engaged in further negotiations with respect to the transactions contemplated by the letter of intent. Such negotiations resulted in the Company and certain members of the NLAG Group entering into a Preferred Stock and Warrant Purchase Agreement, dated as of April __, 2002 (the “Purchase Agreement”), pursuant to which the Company agreed, among other things, to undertake the following actions (collectively, the “Reorganization Transactions”):

1 The Company filed the non-binding letter of intent as Exhibit 99.1 to the Form 8-K the Company filed with the Commission on February 4, 2002, the contents of which are incorporated herein by reference. In addition, the NLAG Group filed the non-binding letter of intent as Exhibit 99.1 to the Schedule 13D/A the NLAG Group filed with the Commission on January 31, 2002.

     (a)  amend and restate the Company’s Restated Articles of Incorporation, as amended, to effect, among other things, the establishment of a new series of the Company’s capital stock to be called “Series B Convertible Preferred Stock” (“Series B Preferred”);

     (b)  sell to certain members of the NLAG Group (or their designees) up to [33,000] in units, each such unit consisting of one share of Series B Preferred and a warrant to purchase 28.169 shares of Common Stock at a purchase price of $3.55 per share prior to the second anniversary of the date of the issuance of the warrant and $5.00 per share from and after such anniversary (the “Units”), for $[3.3] million in cash at closing ($450,000 of which was previously paid to the Company for extensions of the March 2001 Agreement and up to $[600,000] of which will be in the form of a credit for fees previously paid by the NLAG Group to certain of their representatives that the Company has agreed to pay pursuant to the Purchase Agreement), and grant NLAG (or its designees) an option, exercisable on or before the earlier of January __, 2003 or 90 days after the Common Stock is relisted for trading on the Nasdaq SmallCap Market or listed on any other national exchange or quotation system, to purchase up to an additional [31,500] Units at a price of $100.00 per Unit;

     (c)  enter into a registration rights agreement with the purchasers of the Units, granting such purchasers registration rights with respect to, among other things, the shares of Common Stock issuable upon conversion of the Series B Preferred and upon exercise of the warrants;

     (d)  amend and restate the Company’s Bylaws to effect, among other things, an increase in the size of the Company’s Board of Directors to seven (7) members;

     (e)  amend and restate the Company’s 1999 Stock Option, Deferred Stock and Restricted Stock Plan to, among other things, increase the authorized number of shares which may be issued thereunder to 1,500,000 shares of Common Stock, and seek shareholder approval of the Company’s January 30, 2002 grant to Mr. Jimirro of options to purchase 400,000 shares of Common Stock;

     (f)  pay Mr. Jimirro $1,100,000 in consideration of the termination of the Restated Employment Agreement, dated as of July 1, 1999, between the Company and Mr. Jimirro, Mr. Jimirro’s forgiveness of the principal of, and all interest accrued on, all outstanding contingent notes issued under that agreement and Mr. Jimirro’s entry into a new employment agreement with the Company;

     (g)  enter into a new employment agreement (the “New Jimirro Employment Agreement”), a new registration rights agreement (the “New Jimirro Registration Rights Agreement”), a new indemnification agreement (the “New Jimirro Indemnification Agreement”) and a new security agreement (the “New Jimirro Security Agreement” and, together with the New Jimirro Employment Agreement, the New Jimirro Registration Rights Agreement and the New Jimirro Indemnification Agreement, the “New Jimirro Agreements”), in each case with Mr. Jimirro, certain material terms of which are described in Approved Action 5; and

     (h)  appoint Mr. Laikin as Chief Operating Officer of the Company.

     In addition, as part of the Reorganization Transactions, Mr. Jimirro and the members of the NLAG Group will enter into a voting agreement (the “Voting Agreement”) regarding the composition of the Board of Directors and certain other matters. Pursuant to the Voting Agreement, Mr. Jimirro and the NLAG Group will agree to cause the Board of Directors to initially consist of three (3) nominees of Mr. Jimirro (the “Jimirro Directors”), three (3) nominees of the NLAG Group (the “NLAG Group Directors”), and one (1) director nominated jointly by a majority of the Jimirro Directors and a majority of the NLAG Group Directors.

     The Voting Agreement will expire on the latest to occur of (i) the date of the Company’s complete satisfaction of its cash payment obligations to Mr. Jimirro pursuant to the New Jimirro Agreements (but excluding payments with respect to the movie “National Lampoon’s Van Wilder,” as described herein), (ii) to the extent applicable, the date which is thirteen (13) months after the payment to Mr. Jimirro of the cash severance payment pursuant to the New Jimirro Employment Agreement as described in Approved Action 5 and (iii) the date on which Mr. Jimirro beneficially owns (within the meaning of the rules and regulations promulgated under Section 13(d) of the Exchange Act) less than 100,000 shares of Common Stock. The Voting Agreement will require as a condition to certain transfers of shares by the members of the NLAG Group that the applicable transferees agree to be bound by the terms thereof.

     The proceeds from the Reorganization Transactions will be used to consummate the Reorganization Transactions, pay or reimburse the expenses of the parties incurred in connection with the Reorganization Transactions and the takeover contest and provide for the working capital needs of the Company.

Board Approval of the Reorganization Transactions

     On January 30, 2002, the Board of Directors approved the amendment and restatement of the Company’s 1999 Stock Option, Deferred Stock and Restricted Stock Plan and the disinterested members of the Board of Directors approved the grant to Mr. Jimirro of options to purchase 400,000 shares of Common Stock at a price per share of $3.50. Mr. Jimirro’s options vest, so long as shareholder approval of the grant is obtained, upon the earlier of (i) the consummation of the Reorganization Transactions and (ii) January 30, 2012. The options have a term of ten (10) years from the date of grant and remain outstanding and exercisable notwithstanding the termination of Mr. Jimirro’s employment by the Company for any reason whatsoever or his death or disability.

     On April __, 2002, the Board of Directors approved the Reorganization Transactions and the actions to be undertaken in connection therewith. However, in order to undertake the Reorganization Transactions described in (a), (b), (d) and (e) above, the Board of Directors has determined to obtain shareholder approval. In addition, in the context of the Reorganization Transactions, the parties thereto have elected to obtain shareholder approval of the Company’s entry into the New Jimirro Agreements and the terms thereof. The Reorganization Transactions described in (a), (b), (d) and (e) above and the Company’s entry into the New Jimirro Agreements (including approval of the terms thereof) are collectively referred to herein as the “Proposed Actions.” At a meeting held on April __, 2002, the Board of Directors approved and recommended that the Company’s shareholders approve the Proposed Actions.

SHAREHOLDER APPROVAL; OUTSTANDING SECURITIES AND VOTING RIGHTS

     Pursuant to the Company’s Bylaws and the California Corporations Code, a vote by the holders of not less than a majority of the Company’s outstanding capital stock is required to approve each of the Proposed Actions. Each holder of the Company’s voting securities is entitled to one vote in person or by proxy for each share of voting securities held in his, her or its name on the Company’s books, as of a specified record date, on any matter submitted to a vote of the shareholders. As of the Record Date, the capital stock of the Company consisted solely of Common Stock, of which 1,382,557 shares were issued and outstanding. Therefore, in order to approve the Proposed Actions, the vote of the holders of not less than 691,279 shares of Common Stock is required.

APPROVAL BY CONSENTING SHAREHOLDERS

     Under Section 603 of the California Corporations Code and as permitted under the Company’s Bylaws, any action that may be taken at any shareholders’ meeting may be taken by written consent of the holders of the requisite number of shares required to take such action. As of the Record Date, there were 1,382,557 shares of Common Stock issued and outstanding. The Consenting Shareholders collectively are voting 950,916 shares of Common Stock, or approximately 68.78% of the Company’s issued and outstanding voting securities. The names of the Consenting Shareholders and the number of shares of the Common Stock that they are voting in favor of the Proposed Actions are as follows:

		Number of Shares of		Percentage of
Name of	Affiliation	Common Stock Being		Outstanding Common
Beneficial Owner	with J2	Voted		Stock Being Voted

James P. Jimirro	Director, Chairman of the Board,	233,667		16.90%
	President and Chief Executive Officer
Daniel S. Laikin	Director	167,250		12.10%
Paul Skjodt		141,050	(1)	10.20%
Christopher R. Williams		129,900		9.40%
Diamond Investments, LLC		89,599	(2)	6.48%
Timothy S. Durham		65,900	(2)	4.77%
Helen C. Williams		60,200		4.35%
Judy B. Laikin		26,000		1.88%
Samerian LLP		20,000	(1)	1.45%
DW Leasing Company, LLC		17,350	(2)	1.25%

(1)  Mr. Skjodt directly owns 141,050 shares of Common Stock. Mr. Skjodt may also be deemed to beneficially own the 20,000 shares of Common Stock owned by Samerian, LLP, in which Mr. Skjodt is a Partner and for which shares Mr. Skjodt may be deemed to share voting and dispositive power. Mr. Skjodt disclaims beneficial ownership of any shares held by Samerian, LLP.

(2)  Mr. Durham directly owns 65,900 shares of Common Stock. Mr. Durham may also be deemed to beneficially own the 89,599 shares of Common Stock owned by Diamond Investments, LLC, for which Mr. Durham serves as Managing Member and for which shares Mr. Durham may be deemed to share voting and dispositive power and the 17,350 shares of Common Stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his ownership interest in DW Leasing Company, LLC, which directly owns such shares. Mr. Durham disclaims beneficial ownership of any shares of Common Stock held either by Diamond Investments, LLC or DW Leasing Company, LLC.

     On April __, 2002, the Consenting Shareholders approved the Proposed Actions by written consent. The Consenting Shareholders’ consent will be effective, subject to the consummation of the Reorganization Transactions immediately thereafter, as of the twenty-first (21st) day after the mailing of this Information Statement. As approved by the Consenting Shareholders, the Proposed Actions are hereinafter referred to as the “Approved Actions.”

     Because the Consenting Shareholders have approved the Proposed Actions, the Company is not submitting the Proposed Actions to a vote of the Company’s shareholders, nor is the Company soliciting proxies or holding a shareholders’ meeting on the Proposed Actions. However, the Company is mailing this Information Statement to all shareholders of record on the Record Date to provide them with certain information concerning the Approved Actions in accordance with the requirements of the Exchange Act, and the regulations promulgated thereunder, including Regulation 14C. The Approved Actions are described in Approved Actions 1 through 5 on the following pages.

APPROVED ACTION 1

ADOPTION OF THE
SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

     The Second Amended and Restated Articles of Incorporation (the “New Articles”) will completely supersede and replace the Company’s existing Restated Articles of Incorporation, as amended (the “Old Articles”). In order to consummate the Reorganization Transactions, the Company is amending and restating the Old Articles to, among other things, (i) establish the Series B Preferred, (ii) make more difficult the consummation of an unwanted takeover or merger or the assumption of control by a principal shareholder or group of shareholders and (iii) make more difficult the removal of management.

     The following is a summary of the material changes being made to the Old Articles by the adoption of the New Articles. Where necessary, a brief discussion is included explaining the purpose of the change and its effect on shareholders, both positive and negative. In some instances, text of the language of the New Articles has been included to assist in understanding certain such changes. The following summary does not purport to be complete and is qualified in its entirety by reference to the full text of the New Articles, which are attached to this Information Statement as Annex A.

Establishment of Series B Preferred

	Previous Articles	Second Amended and Restated
Subject Matter of Change	of Incorporation	Articles of Incorporation

Establishment of Series B Convertible Preferred Stock	No comparable provision	Section 4. Establishment of Series B Preferred Stock. There is hereby established, authorized and created a series of the authorized Preferred Stock of the Corporation, no par value per share, which series shall be designated as “Series B Convertible Preferred Stock” and which series of Preferred Stock (the “Series B Preferred Stock”) shall consist of 68,406 authorized shares having the following preferences, rights, qualifications, limitations and restrictions:

Section 4.1 Dividend Rights. The Corporation shall have the right to issue dividends and make distributions, whether cash, securities or otherwise, whether or not any shares of the Series B Preferred Stock are outstanding. The holders of Series B Preferred Stock shall have a right to participate in such dividends and distributions (including, without limitation, share dividends or distributions) to the extent that the holders of Common Stock participate, and the holders of Series B Preferred Stock shall receive a like dividend or distribution, pro rata and pari passu with the holders of Common Stock, with all holders of Series B Preferred Stock being treated as if they were holders of the number of shares of Common Stock into which their shares of Series B Preferred Stock could be converted in accordance with Section 4.4.

Section 4.2 Voting Rights. Except as otherwise provided herein or as required by law, the holders of Series B Preferred Stock shall vote, or act by written consent, as a single class with the holders of Common Stock of the Corporation, and not as a separate class, in the same manner and with the same voting rights, privileges and number of votes as if they were holders of the number of shares of Common Stock into which their shares of Series B Preferred Stock could be converted in accordance with Section 4.4.

	Previous Articles	Second Amended and Restated
Subject Matter of Change	of Incorporation	Articles of Incorporation

Section 4.3 Liquidation Rights. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock and the Series B Preferred Stock, with all holders of Series B Preferred Stock being treated as if they were holders of the number of shares of Common Stock into which their shares of Series B Preferred Stock could be converted in accordance with Section 4.4.

Section 4.4 Conversion Rights. The holders of Series B Preferred Stock shall have the following rights with respect to the conversion of Series B Preferred Stock into Common Stock (the “Conversion Rights”):

(a) Right to Convert. Subject to and in compliance with the provisions of this Section 4.4, any shares of Series B Preferred Stock may, at the option of the holder, be converted at any time into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of one share of Series B Preferred Stock shall be entitled upon conversion shall be 28.169 shares (the “Conversion Rate”), subject to adjustment as provided in Section 4.4(c)

(b) Mechanics of Conversion. Each holder of Series B Preferred Stock who desires to convert the same into shares of Common Stock pursuant to this Section 4.4 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for Series B Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert to Common Stock the number of shares of Series B Preferred Stock stated in such notice. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled, and (if applicable) a certificate for the balance of any shares of Series B Preferred Stock surrendered but not converted. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series B Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

(c) Adjustment for Stock Splits and Reverse Stock Splits. If the Corporation shall at any time or from time to time after the date that the first shares of Series B Preferred Stock are issued (the “Original Issue Date”) effect a split of the outstanding Common Stock, the Conversion Rate in effect immediately before that split shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time after the Original Issue Date effect a reverse split of the outstanding shares of Common Stock, the Conversion Rate in effect immediately before the reverse split shall be proportionately decreased. Any adjustment under this Section 4.4(c) shall become effective at the close of business on the date the split or reverse split of Common Stock becomes effective.

	Previous Articles	Second Amended and Restated
Subject Matter of Change	of Incorporation	Articles of Incorporation

(d) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the fair market value of a share of the Common Stock on the date of conversion (as determined in good faith by the Board of Directors)

(e) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(f) Notices. Any notice required by the provisions of this Section 4.4 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

(g) Payment of Taxes. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series B Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered.

(h) No Impairment. The Corporation shall not amend its Articles of Incorporation or Bylaws or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all actions as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders

	Previous Articles	Second Amended and Restated
Subject Matter of Change	of Incorporation	Articles of Incorporation

of Series B Preferred Stock against impairment.

Section 4.5 No Reissuance of Series B Preferred Stock. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares the Corporation is authorized to issue.

Section 4.6 Negative Covenants of the Corporation. So long as any shares of Series B Preferred Stock remain outstanding, except with the prior written consent of the holders of a majority of the then outstanding Series B Preferred Stock, the Corporation shall not:
(a) amend, alter or repeal any rights, preferences or privileges of, or any restrictions provided for the benefit of, the Series B Preferred;
(b) amend the Articles of Incorporation or the Bylaws of the Corporation to adversely affect the rights of the holders of the Series B Preferred Stock;
(c) authorize, create or issue (by reclassification or otherwise) any shares of any class or series of stock having preferences senior to the Series B Preferred Stock; or
(d) amend or repeal this Section 4.6.

     Purpose: To establish the terms of the Series B Preferred.

     Effect: The establishment of the Series B Preferred as a series of preferred stock enables the Company to issue shares of Series B Preferred in connection with the Reorganization Transactions. The issuance of the Series B Preferred will dilute the ownership percentage and voting power of the holders of Common Stock. Except for the right of the holders of Series B Preferred to vote on an “as if converted” basis, the holders of Series B Preferred do not have voting, dividend or liquidation preferences, or any other rights or privileges, superior to holders of the Common Stock, except for their right to have their shares converted to Common Stock (at an initial conversion rate of 28.169 shares of Common Stock for each share of Series B Preferred) and their right to prevent changes to the terms of the Series B Preferred, changes to the Company’s Articles of Incorporation and Bylaws which adversely affect their rights and the issuance by the Company of stock having rights or privileges that are superior to theirs. The Company will not be able to change the terms of the Series B Preferred, amend the Company’s Articles of Incorporation or Bylaws to adversely affect the rights of the holders of Series B Preferred or issue any shares of stock having rights or privileges that are superior to those of the Series B Preferred unless the holders of a majority of the outstanding shares of Series B Preferred approve such actions. This could limit the Company’s ability to raise capital through the issuance of shares of its capital stock.

Determination of Terms of Preferred Stock

	Previous Articles	Second Amended and Restated
Subject Matter of Change	of Incorporation	Articles of Incorporation

Board determination of rights and preferences of the preferred stock	No comparable provision	Article III, Section 2. Determining Rights of Preferred Stock. Subject to the provisions of this Article III relating to the Series B Convertible Preferred Stock of the Corporation, (a) the Preferred Stock may be issued in any number of series, as determined by the board of directors of the Corporation (the “Board of Directors” or the “Board”), (b) the Board may by resolution fix the designation and number of shares of any such series of Preferred Stock and may determine, alter or revoke the rights, preferences, privileges and restrictions pertaining to any wholly unissued series, and (c) the Board may thereafter in the same manner increase or decrease the number of shares of any such series (but not below the number of shares of that series then outstanding)

     Purpose: To enable the Board of Directors to determine the rights, preferences, privileges and limitations associated with preferred stock without shareholder approval, except that approval of the holders of a majority of the outstanding shares of Series B Preferred will be required to issue any preferred stock having rights or privileges superior to those of the Series B Preferred.

     Effect: This is an anti-takeover measure. The Board of Directors will have discretion, without shareholder approval, to issue preferred stock with rights and privileges that may be superior to the rights and privileges of holders of Common Stock. The effect may be to dilute the stock ownership of holders of Common Stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution. The Board of Directors, if it chooses to do so, can use its ability to determine the rights and privileges of preferred stock to delay or hinder a change in control or takeover of the Company or to prevent the removal of directors and officers.

Elimination of Series A Convertible Preferred Stock

     The Board of Directors previously created a series of Preferred Stock designated as Series A Convertible Preferred Stock (“Series A Preferred”). All shares of Series A Preferred were converted, by their terms, into shares of Common Stock upon the completion of the Company’s initial public offering in 1986. The Series A Preferred is being eliminated as an authorized series of preferred stock. The Company will no longer be able to issue any shares of Series A Preferred unless the Board of Directors creates the series again.

THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDED THE ADOPTION OF THE SECOND
AMENDED AND RESTATED ARTICLES OF INCORPORATION. THE CONSENTING SHAREHOLDERS
HAVE APPROVED THE ADOPTION OF THE SECOND AMENDED AND RESTATED ARTICLES OF
INCORPORATION. NO FURTHER ACTION BY THE COMPANY’S
SHAREHOLDERS IS REQUIRED FOR ADOPTION OF THE SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION.

APPROVED ACTION 2

THE ISSUANCE AND SALE TO CERTAIN MEMBERS OF THE NLAG GROUP (OR THEIR DESIGNEES) OF UP TO [33,000] UNITS AND THE GRANT TO NLAG (OR ITS DESIGNEES) OF AN OPTION TO PURCHASE UP TO AN ADDITIONAL [31,500] UNITS

     In connection with the Reorganization Transactions, the Company will enter into the Purchase Agreement with Mr. Jimirro and certain members of the NLAG Group. Pursuant to the Purchase Agreement, the Company will sell to certain members of the NLAG Group (or their designees) up to [33,000] Units, each such Unit consisting of one share of Series B Preferred and a warrant to purchase 28.169 shares of Common Stock at a purchase price of $3.55 per share prior to the second anniversary of the date of the issuance of the warrant and $5.00 per share from and after such anniversary, for $[3.3] million in cash at closing ($450,000 of which was previously paid to the Company for extensions of the March 2001 Agreement and up to $[600,000] of which will be in the form of a credit for fees previously paid by the NLAG Group to certain of their representatives that the Company has agreed to pay pursuant to the Purchase Agreement) and grant NLAG (or its designees) an option, exercisable on or before the earlier of January __, 2003 or 90 days after the Common Stock is relisted for trading on the Nasdaq SmallCap Market or listed on any other national exchange or quotation system, to purchase up to an additional [31,500] Units at a price of $100.00 per Unit.

     On an as-converted basis, assuming no exercise of any stock options (including the option to purchase the additional Units granted to NLAG (or its designees)) or warrants, the newly-issued shares of Series B Preferred represent approximately [   ]% of the Company’s total voting stock on a fully-diluted basis. On an as-converted basis, assuming that the option to purchase additional Units granted to NLAG (or its designees) is exercised in full and the warrants comprising a component of each Unit are exercised in full (but no other stock options or warrants are exercised), the newly-issued shares of Series B Preferred (including shares issued upon exercise of the option) and the Common Stock issuable upon exercise of such warrants will represent approximately [   ]% of the Company’s total voting stock on a fully-diluted basis.

     As part of the Reorganization Transactions, the Company will enter into a registration rights agreement (the “Purchasers Registration Rights Agreement”) with the purchasers of the Units. The Purchasers Registration Rights Agreement provides that, if the Company proposes to register or qualify for distribution any of its securities (except in certain limited circumstances), the purchasers of the Units will generally be entitled to include shares of Common Stock issuable upon conversion of the Series B Preferred (such Common Stock, the “Conversion Shares”) and upon exercise of the warrants to purchase Common Stock (such Common Stock, the “Exercise Shares”) in the registration. However, if any such registration or distribution is underwritten, the managing underwriter of such offering may exclude for marketing reasons some or all of the Conversion Shares and Exercise Shares from such registration or distribution. Pursuant to the Purchasers Registration Rights Agreement, the holders of not less than fifty percent (50%) of the Conversion Shares and Exercise Shares also have the right to require the Company, on up to two (2) occasions following the consummation of the Reorganization Transactions, to effect the registration of all or part of the Conversion Shares and Exercise Shares held by such holders on such registration form as they may request, subject to the satisfaction of certain thresholds regarding dollar and share amounts. Such holders will also have the right to make unlimited requests for registration on Forms S-2 and S-3 under the Securities Act of 1933 (the “Securities Act”), subject, in the case of registrations on Form S-2 to the satisfaction of certain thresholds regarding dollar and share amounts, and provided that the Company will not be required to make more than two (2) such registrations in any one (1) year. Under the Purchasers Registration Rights Agreement, the Company is generally required to bear the expenses of all these registrations.

THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDED THE ISSUANCE AND SALE TO CERTAIN MEMBERS OF THE NLAG GROUP (OR THEIR DESIGNEES) OF UP TO [33,000] UNITS AND THE GRANT TO NLAG (OR ITS DESIGNEES) OF AN OPTION TO PURCHASE UP TO AN ADDITIONAL [31,500] UNITS. THE CONSENTING SHAREHOLDERS HAVE APPROVED THE ISSUANCE AND SALE TO CERTAIN MEMBERS OF THE NLAG GROUP (OR THEIR DESIGNEES) OF UP TO [33,000] UNITS AND THE GRANT TO NLAG (OR ITS DESIGNEES) OF AN OPTION TO PURCHASE UP TO AN ADDITIONAL [31,500] UNITS. NO FURTHER ACTION BY THE COMPANY’S SHAREHOLDERS IS REQUIRED FOR THE ISSUANCE AND SALE TO CERTAIN MEMBERS OF THE NLAG GROUP (OR THEIR DESIGNEES) OF UP TO [33,000] UNITS AND THE GRANT TO NLAG (OR ITS DESIGNEES) OF AN OPTION TO PURCHASE UP TO AN ADDITIONAL [31,500] UNITS.

APPROVED ACTION 3

ADOPTION OF THE
AMENDED AND RESTATED BYLAWS

     The Amended and Restated Bylaws (the “New Bylaws”) completely supersede and replace the Company’s existing Bylaws (the “Old Bylaws”).

     The following is a summary of the material changes being made to the Old Bylaws by the adoption of the New Bylaws. The following summary does not purport to be complete and is qualified in its entirety by reference to the full text of the New Bylaws, which are attached to this Information Statement as Annex B.

     In addition to reorganizing and rewording the provisions of the Old Bylaws in various respects that are not material, the New Bylaws make the following changes:

1.	Shareholder Meetings.

(a)	The Old Bylaws did not permit shareholders to call a special meeting of shareholders. The New Bylaws permit the holders of ten percent (10%) or more of the Company’s voting stock to call a special meeting of shareholders.

(b)	The New Bylaws add provisions regarding the content and timing required for proposals from shareholders regarding business to be conducted at meetings of shareholders and nominations to the Board of Directors in order for such proposals and nominations to be properly made. This may make it more difficult for shareholders to make such proposals and nominations.

(c)	Clarifications are made by the New Bylaws with respect to the record dates for shareholder voting rights and dividends in the absence of the fixing of any such record date by the Board of Directors.

(d)	The New Bylaws add provisions regarding the handling and effect of notices to shareholders that are returned by the post office as being undeliverable.

2.	Directors.

(a)	The New Bylaws fix the number of directors at seven (7) and provide that only the shareholders can change the number of directors. The Old Bylaws permitted either the Board of Directors or the shareholders to fix the number of directors at three (3), four (4) or five (5). This change gives the shareholders control over the size of the Board of Directors and eliminates management’s ability to entrench itself by adding additional “friendly” directors to the Board of Directors.

(b)	In anticipation of an event in which the Board of Directors may in the future create a series of preferred stock having the right as a separate voting class to elect one or more directors and to fill vacancies with respect to the directors so elected, the provisions regarding the filling of vacancies on the Board of Directors were revised to accommodate such filling of vacancies.

(c)	The New Bylaws require that advance notice be provided to all directors of all business proposed to be conducted at meetings of the Board of Directors and limits the ability to conduct any other business at any such meeting. The Old Bylaws had no similar limitations.

(d)	The New Bylaws require the presence of five (5) of seven (7) members of the Board of Directors in order for a quorum to exist. The Old Bylaws required only the presence of a majority of the members of the Board of Directors in order for a quorum to exist.

3.	Officers.

(a)	The New Bylaws define the powers and duties of the Chairman of the Board, which officer will preside at meetings of the Board of Directors.

(b)	The New Bylaws create a new office of Chief Operating Officer and define such officer’s powers and duties.

4.	Shareholder Inspection. Various provisions in the Old Bylaws permitting shareholders to inspect and copy corporate records for certain purposes and under certain circumstances are replaced in the New Bylaws by a shorter and simpler provision that says that shareholders will have all the inspection rights provided by the California Corporations Code.

5.	Amendments. The New Bylaws limit the power of the Board of Directors to amend the Bylaws in certain respects, reserving those rights solely to the shareholders.

THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDED THE ADOPTION OF THE AMENDED
AND RESTATED BYLAWS. THE CONSENTING SHAREHOLDERS HAVE APPROVED THE ADOPTION OF
THE AMENDED AND RESTATED BYLAWS. NO FURTHER ACTION BY THE COMPANY’S
SHAREHOLDERS IS REQUIRED FOR ADOPTION OF THE AMENDED AND RESTATED BYLAWS.

APPROVED ACTION 4

APPROVAL OF THE AMENDED AND RESTATED 1999 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN AND THE GRANT OF 400,000 OPTIONS TO MR. JIMIRRO THEREUNDER

Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan

     The Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan (the “New Plan”) completely supersedes and replaces the Company’s existing 1999 Stock Option, Deferred Stock and Restricted Stock Plan (the “Old Plan”).

     The following is a summary of the New Plan and the material changes being made to the Old Plan by the adoption of the New Plan. The following summary does not purport to be complete and is qualified in its entirety by reference to the full text of the New Plan, which is attached to this Information Statement as Annex C.

     In October 1999, the Board of Directors adopted the Old Plan, subject to shareholder approval, which was received on January 13, 2000. Upon such approval, all outstanding awards under the Company’s prior plans were converted into equivalent awards under the Old Plan with the same terms, conditions and exercise prices as they had under the prior plans. On January 30, 2002, the Board of Directors amended and restated the Old Plan and adopted the New Plan, subject to shareholder approval. All outstanding awards under the Old Plan will have the same terms, conditions, and exercise prices as they had under the Old Plan, although the Company has agreed that all options previously granted will be deemed accelerated upon the consummation of the Reorganization Transactions.

     The New Plan increases the authorized number of shares which may be issued thereunder to 1,500,000. Under the Old Plan, the authorized number of shares which could be issued thereunder was an amount equal to 20% of then current outstanding shares of Common Stock of the Company, and such figure was to be adjusted as and when the Company increased its outstanding shares of Common Stock.

     The New Plan provides for the grant of qualified incentive stock options (“ISOs”) that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), stock options not so qualified (“NQSOs”), stock appreciation rights (“SARs”), and deferred stock and restricted stock awards (all such types of permitted grants are referred to herein as “Grants”). The New Plan may be administered by a committee of directors appointed by the Board of Directors (the “Committee”) or directly by the Board of Directors (the Committee or the Board of Directors acting in such capacity, the “Administrator”). ISOs may be granted to the officers and key employees of the Company or any of its subsidiaries. The exercise price for any ISO granted under the New Plan may not be less than 100% (or 110% in the case of ISOs granted to an employee who is deemed to own in excess of 10% of the outstanding Common Stock) of the fair market value of the shares of Common Stock at the time the option is granted. The exercise price for any NQSO granted under the New Plan may not be less than 85% of the fair market value of the shares of Common Stock at the time the option is granted. SARs may be granted either in tandem with, or separate from, options. The purpose of the New Plan is to provide a means of performance-based compensation in order to attract and retain qualified personnel and to provide an incentive to those whose job performance affects the Company.

     The number of shares reserved for issuance under the New Plan is subject to anti-dilution provisions for stock splits, stock dividends and similar events. If an option granted under the New Plan expires or terminates, or a Grant is forfeited, the shares subject to any unexercised portion of such option or Grant will again become available for the issuance of further options or Grants under the New Plan.

     Under the New Plan, the Company may make loans available to stock option holders, subject to the Administrator’s approval, in connection with the exercise of stock options granted under the New Plan. If shares of Common Stock are pledged as collateral for such indebtedness, such shares may be returned to the Company in satisfaction of such indebtedness. If so returned, such shares shall again be available for issuance in connection with future stock options and Grants under the New Plan.

     Unless previously terminated by the Board of Directors, no options or Grants may be granted under the New Plan after October 14, 2009.

     Options granted under the New Plan will become exercisable according to the terms of the grant made by the Administrator. Grants will be subject to the terms and restrictions of the award made by the Administrator. The Administrator has discretionary authority to select participants from among eligible persons and to determine at the time an option or Grant is granted when and in what increments shares covered by the option may be purchased and, in the case of options, whether it is intended to be an ISO or a NQSO. Under current law, ISOs may not be granted to any individual who is not also an officer or employee of the Company or any subsidiary.

     The exercise price of any option granted under the New Plan is payable in full (i) in cash, (ii) in certain circumstances, by surrender of shares of unrestricted Common Stock already owned by the option holder having a market value equal to the aggregate exercise price of all shares to be purchased, (iii) by cancellation of indebtedness owed by the Company to the optionholder, (iv) by a full recourse promissory note executed by the optionholder, (v) by surrender of shares of Common Stock then issuable upon exercise of the option having a fair market value on the date of exercise equal to the aggregate exercise price of the option or portion thereof being exercised or (vi) by any combination of the foregoing. Under the Old Plan, the method of paying the exercise price set forth in clause (v) required that a registration statement covering the shares of Common Stock underlying the options be on file with the Commission and that optionholders arrange with a broker to deliver sufficient proceeds from the sale of such Common Stock to pay the option price. The New Plan is designed to simplify such exercise method and make it easier for such method to be utilized by optionholders. The terms of any promissory note may be changed from time to time by the Board of Directors to comply with applicable regulations of the Internal Revenue Service or the Commission or other relevant pronouncements.

     Subject to the terms of the New Plan, upon a “Change of Control” as defined in the New Plan, (i) any options granted under the New Plan that were not previously exercisable and vested will become vested and exercisable and (ii) all restrictions applicable to any shares of deferred or restricted stock granted under the New Plan will lapse and such shares of deferred or restricted stock will be deemed fully vested. In addition, in the event of a “Change of Control,” the value of all options and restricted and deferred stock grants may be cashed out at the discretion of the Administrator at the “Change of Control Price” as defined in the New Plan as of the date on which the “Change of Control” occurs or such other date as the Administrator may determine prior to the “Change of Control.”

     The New Plan also specifically sets forth certain material terms of certain grants of options being made to Mr. Jimirro under the New Plan, which grants are consistent with the Reorganization Transactions. Such grants include the Company’s grant to Mr. Jimirro on January 30, 2002 of options to purchase 400,000 shares of Common Stock at an exercise price of $3.50 per share. These options vest, so long as shareholder approval of the grant is obtained, upon the earlier of (i) the consummation of the Reorganization Transactions and (ii) January 30, 2012. The options have a term of ten (10) years from the date of grant and remain outstanding and exercisable notwithstanding the termination of Mr. Jimirro’s employment by the Company for any reason whatsoever or his death or disability. In addition, the New Plan specifically sets forth the material terms of certain grants to Mr. Jimirro provided by the New Jimirro Employment Agreement. Specifically, pursuant to the New Jimirro Employment Agreement, commencing on January 31, 2003 and continuing on each last day of each month thereafter during the period that Mr. Jimirro is employed by the Company, the Company will grant to Mr. Jimirro options to purchase 5,000 shares of Common Stock. Such options will have an exercise price per share equal to the average of the last reported sales prices per share of the Common Stock for the five (5) trading days immediately preceding the last day of such month. Such options will have a term of ten (10) years from the date of grant and will remain outstanding and exercisable notwithstanding the termination of Mr. Jimirro’s employment by the Company for any reason whatsoever or his death or disability.

     The Board of Directors may from time to time revise or amend the New Plan and may suspend or discontinue it at any time. However, no such revision or amendment may impair the rights of any participant under any outstanding option or Grant without such participant’s consent. In addition, the Company may not, without shareholder approval, increase the number of shares subject to the New Plan or decrease the exercise price of a stock option to less than 100% of fair market value on the date of grant (with the exception of adjustments resulting from changes in capitalization), materially modify the class of participants eligible to receive options or Grants under the New Plan, materially increase the benefits accruing to participants under the New Plan or extend the maximum option term under the New Plan.

Grant to Mr. Jimirro of Options to Purchase Shares of Common Stock Under the New Plan

     On January 30, 2002, the disinterested members of the Board of Directors approved the grant to Mr. Jimirro of options to purchase 400,000 shares of Common Stock at a price per share of $3.50. These options vest, so long as shareholder approval of the grant is obtained, upon the earlier of (i) the consummation of the Reorganization Transactions and (ii) January 30, 2012. These options have a term of ten (10) years from the date of grant and will remain outstanding and exercisable notwithstanding the termination of Mr. Jimirro’s employment by the Company for any reason whatsoever or his death or disability.

THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDED APPROVAL OF THE AMENDED AND
RESTATED 1999 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN AND THE
GRANT OF 400,000 OPTIONS TO MR. JIMIRRO THEREUNDER. THE CONSENTING
SHAREHOLDERS HAVE APPROVED THE AMENDED AND RESTATED 1999 STOCK OPTION, DEFERRED
STOCK AND RESTRICTED STOCK PLAN AND THE GRANT OF 400,000 OPTIONS TO MR. JIMIRRO
THEREUNDER. NO FURTHER ACTION BY THE COMPANY’S SHAREHOLDERS IS REQUIRED FOR
APPROVAL OF THE AMENDED AND RESTATED 1999 STOCK OPTION, DEFERRED STOCK AND
RESTRICTED STOCK PLAN AND THE GRANT OF 400,000 OPTIONS TO MR. JIMIRRO
THEREUNDER.

APPROVED ACTION 5

APPROVAL OF THE COMPANY’S ENTRY INTO THE NEW JIMIRRO AGREEMENTS AND THE TERMS THEREOF

     In connection with the consummation of the Reorganization Transactions, the Company intends to terminate both the Restated Employment Agreement, dated July 1, 1999 (the “Old Jimirro Employment Agreement”), it has with Mr. Jimirro and the Restated Indemnification Agreement it entered into with Mr. Jimirro concurrently therewith (the “Old Jimirro Indemnification Agreement” and, together with the Old Jimirro Employment Agreement, the “Old Jimirro Agreements” 2) and enter into the New Jimirro Agreements.

     The Company is not required under its Bylaws or the California Corporations Code to submit its entry into the New Jimirro Agreements with Mr. Jimirro (or the terms of the New Jimirro Agreements) to its shareholders for approval. However, the parties to the Reorganization Transactions determined that it was in the best interests of the Company and its shareholders to have the Company’s entry into the New Jimirro Agreements (and the terms of the New Jimirro Agreements) approved by the Consenting Shareholders.

     The following is a summary of the Old Jimirro Agreements and New Jimirro Agreements. The following summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Old Jimirro Agreements and the full text of the New Jimirro Agreements, as applicable. Upon their execution and effectiveness upon the consummation of the Reorganization Transactions, the New Jimirro Agreements will be filed with the Commission. If the Reorganization Transactions are not consummated for any reason, the Old Jimirro Agreements will continue in full force and effect. If, however, the Reorganization Transactions are consummated, as part of the Reorganization Transactions, the Company will enter into the New Jimirro Agreements with Mr. Jimirro and the Old Jimirro Agreements will be terminated and no longer be effective.

Old Jimirro Agreements

     The Old Jimirro Employment Agreement has a term of seven years and provides for a base salary of $475,000 with annual increases equal to the greater of 9% or 5% plus the percentage increase in the Consumer Price Index. The Old Jimirro Employment Agreement also provides for (i) an annual bonus of 5% to 9% of the Company’s pre-tax earnings in excess of $500,000, (ii) an annual grant of immediately exercisable stock options covering 25,000 shares of the Company’s common stock, (iii) an annual grant of immediately exercisable stock appreciation rights relating to 25,000 shares of the Company’s common stock, and (iv) such other benefits including medical and life insurance, an automobile and the reimbursement of business expenses as have previously been provided to Mr. Jimirro.

     Also, pursuant to the Old Jimirro Employment Agreement, Mr. Jimirro received a series of contingent notes (the “Contingent Note”) in the aggregate principal sum of approximately $2,151,000 representing salary payable to Mr. Jimirro pursuant to previous employment agreements that was voluntarily deferred by Mr. Jimirro between January 1, 1993 and June 30, 1999. The Contingent Note bears interest at the rate of 7% per year. Mr. Jimirro has continued to voluntarily defer all salary in excess of approximately $191,000 payable under the Old Jimirro Employment Agreement. Mr. Jimirro has requested that additional contingent notes in the aggregate principal sum of approximately $898,000 be issued to reflect such additional deferrals through April 5, 2002.

     In addition, upon any “Change of Control” of the Company or any one of the “Executive Termination Events,” all as defined in the Old Jimirro Employment Agreement, Mr. Jimirro is generally entitled to receive a lump sum payment of all salary due for the remaining term of the Old Jimirro Employment Agreement (excluding subsequent annual increases) and to continue to receive all benefits, bonuses, stock options and stock appreciation rights for the remaining term of the Old Jimirro Employment Agreement. Further, to the extent the aforesaid payments result in any excise tax liability under the Code, the Company is obligated to make an additional payment to Mr. Jimirro equal to the amount of such excise taxes plus any income or other payroll taxes resulting from such excise tax payment. In addition, under the Old Jimirro Employment Agreement, upon any “Change of Control” of the Company or

2 The Company filed the Old Jimirro Employment Agreement as Exhibit 10.1 and the Old Jimirro Indemnification Agreement as Exhibit 10.10 to its Annual Report on Form 10-K for the fiscal year ended July 30, 1999 filed with the Commission on November 12, 1999, the contents of which are incorporated herein by reference.

any one of the “Executive Termination Events,” Mr. Jimirro, at his request, shall be engaged by the Company as a consultant to the Company for a term of five years at the annual rate of 50% of his salary at the time of termination.

     The Old Jimirro Employment Agreement also provides Mr. Jimirro with certain registration rights pursuant to which the Company will be required, under certain circumstances, upon the request of Mr. Jimirro to register the sale of shares of Common Stock owned by Mr. Jimirro under the Securities Act. The Old Jimirro Employment Agreement is terminable by the Company only for “Cause.” For the Company to terminate Mr. Jimirro for “Cause” under the Old Jimirro Employment Agreement, three-quarters of the entire membership of the Board of Directors must determine at a meeting called for such purpose, that Mr. Jimirro is guilty of the conduct triggering the right to terminate him for “Cause.” Under the Old Jimirro Employment Agreement, “Cause” is defined as (i) the willful and continued failure by Mr. Jimirro to substantially perform his duties with the Company in good faith (other than any such failure resulting from his incapacity due to physical or mental illness or any such actual or anticipated failure resulting from his termination pursuant by the Company for convenience (or without “Cause”)), after a demand for substantial performance is delivered to him by the Board of Directors that specifically identifies the manner in which the Board of Directors believes that Mr. Jimirro has not substantially performed his duties in good faith; or (ii) the willful engaging by Mr. Jimirro in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of the definition of “Cause” under the Old Jimirro Employment Agreement, no act, or failure to act, on Mr. Jimirro’s part shall be considered “willful” unless done, or omitted to be done, by him in bad faith and without reasonable belief that his action or omission was in the best interest of the Company.

     The Old Jimirro Indemnification Agreement grants Mr. Jimirro the right to be indemnified by the Company in certain circumstances, including, among other things, in the event of litigation relating to Mr. Jimirro’s position as an officer or director of the Company.

New Jimirro Agreements

     The New Jimirro Employment Agreement between the Company and Mr. Jimirro will terminate on December 31, 2007; provided, however, that if Mr. Jimirro remains employed by the Company on December 31, 2003, the New Jimirro Employment Agreement will automatically be extended for an additional year. As of December 31, 2004 and December 31 of each year thereafter, so long as Mr. Jimirro remains employed by the Company on such date, the New Jimirro Employment Agreement will again be automatically extended for an additional year so that at no time will the remaining term under the New Jimirro Employment Agreement be less than five (5) years.

     The New Jimirro Employment Agreement will provide Mr. Jimirro with an annual salary of $500,000 and, commencing on January 31, 2003 and continuing on the last day of each month thereafter during the period that Jimirro is employed by the Company, will provide for the monthly grant by the Company to Mr. Jimirro of fully vested options to purchase 5,000 shares of Common Stock. Upon entering into the New Jimirro Employment Agreement, Mr. Jimirro will no longer defer any of the salary due to him and, as a result, will collect the full salary provided by the New Jimirro Employment Agreement. In addition, pursuant to the New Jimirro Employment Agreement, Mr. Jimirro will receive 50% of the Company’s gross receipts from the movie “National Lampoon’s Van Wilder.” The New Jimirro Employment Agreement will also provide Mr. Jimirro with such other benefits, including medical and life insurance, an automobile and the reimbursement of business expenses, as have been previously provided to Mr. Jimirro.

     The New Jimirro Employment Agreement will be terminable by the Company without “Cause” or for convenience after December 31, 2002 upon written notice to Mr. Jimirro, payment to Mr. Jimirro of a cash severance payment in the amount of $1,400,000, and delivery of a promissory note providing for the Company’s payment to Mr. Jimirro of $1,000,000 in twelve equal monthly installments. Prior to December 31, 2002, the New Jimirro Employment Agreement will only be terminable by the Company for “Cause.” For the Company to terminate Mr. Jimirro for “Cause” under the New Jimirro Employment Agreement, six (6) of six (6) members of the Board of Directors (excluding Mr. Jimirro) must determine at a meeting called for such purpose, that Mr. Jimirro is guilty of the conduct triggering the right to terminate him for “Cause.” Under the New Jimirro Employment Agreement, “Cause” is defined as (i) the willful and continued failure by Mr. Jimirro to substantially perform his duties with the Company in good faith (other than any such failure resulting from his incapacity due to physical or mental illness or any such actual or anticipated failure resulting from his termination by the Company for convenience (or without “Cause”)), after a demand for substantial performance is delivered to him by the Board of Directors that specifically identifies the manner in which the Board of Directors believes that Mr. Jimirro has not substantially performed his duties in good faith; or (ii) the willful engaging by Mr. Jimirro in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of the definition of “Cause” under the New Jimirro Employment Agreement, no act, or failure to act, on Mr. Jimirro’s part shall be considered “willful” unless done, or omitted to be done, by him in bad faith and without reasonable belief that his action or omission was in the best interest of the Company.

     The New Jimirro Employment Agreement will be terminable by Mr. Jimirro upon the occurrence of certain events, with Mr. Jimirro being entitled to receive the same severance benefits, including the $1,400,000 cash severance payment and $1,000,000 promissory note (detailed above), as if Mr. Jimirro had been terminated by the Company without “Cause” or for convenience.

     In addition, under the New Jimirro Employment Agreement, in the event that Mr. Jimirro incurs an excise tax under the Code, because he receives any compensation or payments from the Company that constitute “excess parachute payments” under Section 280G of the Code, the Company will reimburse Mr. Jimirro for that excise tax, and for the income and excise taxes on such reimbursement on a fully grossed up basis if either (i) Mr. Jimirro’s employment with the Company is terminated at any time before the first anniversary of the date on which the Reorganization Transactions are consummated, or (ii) after the effectiveness of the New Jimirro Employment Agreement a transaction (excluding the Reorganization Transactions, if applicable) involving the Company occurs that results in Mr. Jimirro incurring such an excise tax.

     Pursuant to the New Jimirro Registration Rights Agreement, if the Company proposes to register or qualify for distribution any of its securities (except in certain limited circumstances), Mr. Jimirro will generally be entitled to include his Common Stock in the registration. However, if any such registration or distribution is underwritten, the managing underwriter of such offering may exclude for marketing reasons some or all of Mr. Jimirro’s Common Stock from such registration or distribution. Pursuant to the New Jimirro Registration Rights Agreement, Mr. Jimirro also has the right to require the Company, on up to two (2) occasions following the consummation of the Reorganization Transactions, to effect the registration of all or part of his Common Stock on such registration form as he may request, subject to the satisfaction of certain thresholds regarding dollar and share amounts. Mr. Jimirro will also have the right to make unlimited requests for registration on Forms S-2 and S-3 under the Securities Act, subject, in the case of registrations on Form S-2 to the satisfaction of certain thresholds regarding dollar and share amounts, and provided that the Company will not be required to make more than two (2) such registrations in any one (1) year. Under the New Jimirro Registration Rights Agreement, the Company is generally required to bear the expenses of all these registrations.

     The New Jimirro Indemnification Agreement is substantially similar to the Old Jimirro Indemnification Agreement.

     All of the Company’s obligations to Mr. Jimirro under the New Jimirro Employment Agreement, the New Jimirro Indemnification Agreement and the New Jimirro Registration Rights Agreement will be secured by a first priority lien on all of the assets of the Company, pursuant to the New Jimirro Security Agreement.

THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDED THE APPROVAL OF THE COMPANY’S
ENTRY INTO THE NEW JIMIRRO AGREEMENTS AND THE TERMS THEREOF. THE CONSENTING
SHAREHOLDERS HAVE APPROVED THE APPROVAL OF THE COMPANY’S ENTRY INTO THE NEW JIMIRRO
AGREEMENTS AND THE TERMS THEREOF. NO FURTHER ACTION BY THE COMPANY’S
SHAREHOLDERS IS REQUIRED FOR APPROVAL OF THE COMPANY’S ENTRY INTO THE NEW JIMIRRO
AGREEMENTS OR THE TERMS THEREOF.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date, the beneficial ownership of the Common Stock for (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock; (ii) each director; (iii) the Chief Executive Officer3; and (iv) the Chief Executive Officer and the directors as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership as reported in the below table has been determined in accordance with the rules of the Commission. In calculating percentage ownership, each person is deemed to beneficially own shares subject to options that are exercisable within 60 days, but options owned by others (even if exercisable within 60 days) are not deemed to be outstanding shares. Unless otherwise indicated, beneficial ownership represents both sole voting and sole investment power. Percentage ownership is based on 1,382,557 shares of Common Stock outstanding on the Record Date in addition to shares acquirable pursuant to options which will become exercisable within 60 days of the Record Date.

	Number of		Percent of
Name of Beneficial Owner	Shares		Class

Directors and Executive Officers:
James P. Jimirro, Director, Chairman of the Board, Chief Executive Officer and President(1)	500,336	(2)	30.34%
James P. Fellows, Director(1)	16,331		1.18%
John DeSimio, Director(1)	4,999		*
Gary Cowan, Director(1)	3,666		*
Bruce P. Vann, Director(1)	16,331		1.18%
Daniel S. Laikin, Director(1)	718,249	(3)	51.91%
All Officers and Directors as a group, consisting of six members	992,243		71.77%
NLAG Group (1) (4)	717,249	(5)	51.88%

*	Less than one percent (1%).

(1)  The address for Messrs. Jimirro, Fellows, DeSimio, Cowan and Vann is 10850 Wilshire Blvd., Suite 1000, Los Angeles, California 90024. The address for Mr. Laikin is 25 West 9th Street, Indianapolis, Indiana 46204. The address for the NLAG Group is 111 Monument Circle, Suite 3680, Indianapolis, Indiana 46204.

(2)  Includes options to purchase up to 266,669 shares that are presently exercisable.

(3)  Includes 167,250 shares of Common Stock directly owned by Mr. Laikin and options to purchase up to 1,000 shares that are presently exercisable. Also includes 549,999 shares of Common Stock held by the NLAG Group, excluding Mr. Laikin (see footnotes (4) and (5) below), that may be deemed to be beneficially owned by Mr. Laikin. Mr. Laikin disclaims beneficial ownership of any shares of Common Stock held by the other members of the NLAG Group.

(4)  Based on the Schedule 13D/A filed by collectively by the members of the NLAG Group on January 31, 2002, the Company understands that each of the following individuals and entities are members of the NLAG Group: Daniel S. Laikin, Paul Skjodt, Christopher R. Williams, Diamond Investments, LLC, Timothy S. Durham, Helen C. Williams, Judy B. Laikin, Samerian LLP and DW Leasing Company, LLC. Each member of the NLAG Group may be deemed to beneficially own the 718,249 shares of Common Stock collectively held by the NLAG Group. Each member of the NLAG Group disclaims beneficial ownership of any shares of Common Stock held by each other member of the NLAG Group.

(5)  Includes the following:

3 Although Chris Trunkey is a “named executive officer” in the Summary Compensation Table, since he resigned from the Company as of August 24, 2001, he is not included on the Beneficial Ownership Table. As such, as of the Record Date, there were no “named executive officers” of the Company other than the Chief Executive Officer.

     (a)  65,900 shares of Common Stock directly owned by Mr. Durham; 89,599 shares of Common Stock owned by Diamond Investments, LLC, for which Mr. Durham serves as Managing Member and for which shares Mr. Durham may be deemed to share voting and dispositive power; and 17,350 shares of Common Stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his ownership interest in DW Leasing Company, LLC, which directly owns such shares. Mr. Durham disclaims beneficial ownership of any shares of Common Stock held either by Diamond Investments, LLC or DW Leasing Company, LLC;

     (b)  167,250 shares of Common Stock directly owned by Mr. Laikin;

     (c)  141,050 shares of Common Stock directly owned by Mr. Skjodt and 20,000 shares of Common Stock owned by Samerian, LLP, for which Mr. Skjodt is a Partner and for which shares Mr. Skjodt may be deemed to share voting and dispositive power. Mr. Skjodt disclaims beneficial ownership of any shares held by Samerian, LLP;

     (d)  129,900 shares of Common Stock directly owned by Christopher R. Williams;

     (e)  89,599 shares of Common Stock directly owned by Diamond Investments, LLC;

     (f)  60,200 shares of Common Stock directly owned by Helen C. Williams;

     (g)  26,000 shares of Common Stock directly owned by Judy B. Laikin;

     (h)  20,000 shares of Common Stock directly owned by Samerian LLP; and

     (i)  17,350 shares of Common Stock directly owned by DW Leasing Company, LLC.

INFORMATION REGARDING EXECUTIVE OFFICERS

     The Company’s only current executive officer is Mr. Jimirro, who is Chairman of the Board of Directors, President and Chief Executive Officer. Mr. Jimirro was elected by, and serves at the pleasure of, the Board of Directors. Mr. Jimirro is 65 and was first elected as an executive officer of the Company in 1986. A brief account of the business experience of Mr. Jimirro is set forth below.

     JAMES P. JIMIRRO has been employed by the Company as President and Chief Executive Officer since its inception. From 1980 to 1985, he was the President of Walt Disney Telecommunications Company, which included serving as President of Walt Disney Home Video, a producer and distributor of family home video programming. While in this position, he also served as Corporate Executive Vice President of Walt Disney Productions. In addition, from 1983 to 1985, Mr. Jimirro served as the first President of the Disney Channel, a national cable pay-television channel, which Mr. Jimirro conceived and implemented. Mr. Jimirro continued in a consulting capacity for the Walt Disney Company through July of 1986. From 1973 to 1980, he served as Director of International Sales and then as Executive Vice President of the Walt Disney Educational Media Company, a subsidiary of the Walt Disney Company. Prior to 1973, Mr. Jimirro directed international sales for CBS, Inc., and later for Viacom International. Mr. Jimirro also served as a member of the Board of Directors of Rentrak Corporation between January 1990 and September 2000.

COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

Summary Compensation Table

     The Summary Compensation Table below sets forth the compensation for each of the last three fiscal years of Company’s Chief Executive Officer and the one other most highly compensated executive officer of the Company whose annual salary and bonus exceeded $100,000 during the fiscal year ended July 31, 2001 (the “Named Officers”).

		Annual Compensation			Long Term Compensation

						Stock	All Other
				Other Annual	SARs	Options	Compensation
Name and Position	Year	Salary ($)		Compensation ($)	(Shares)	(Shares)	($)

James P. Jimirro	2001	190,750	(1)	0	25,000	25,000	0
Chairman, President and	2000	190,750	(1)	913,724 (2)	25,000	16,667	287,812 (3)
Chief Executive Officer	1999	190,750	(1)	0	16,667	16,667	441,000 (3)
Christopher Trunkey (4)	2001	117,500		0	0	21,000	0
Vice President, Chief Financial Officer	2000	41,596		0	0	21,000	0

(1)	Mr. Jimirro has voluntarily deferred all “Base Salary,” as defined by his employment agreement, in excess of $190,750. Such deferred amounts are payable only upon a “Change of Control” of the Company as defined by his employment agreement and are included in “All Other Compensation” hereunder.

(2)	Represents the difference between the exercise price and the market price on the date of exercise for 66,668 stock options exercised by Mr. Jimirro on November 30, 1999.

(3)	Represents salary voluntarily deferred by Mr. Jimirro that is payable only upon a “Change of Control” as defined by the applicable employment agreement. Does not include interest at the rate of 5% per annum on amounts deferred also payable upon a “Change in Control.”

(4)	Mr. Trunkey joined the Company on January 31, 2000 and is included hereunder pursuant to Item 402(a)(3)(iii) of Regulation S-K. Mr. Trunkey resigned from the Company on August 24, 2001.

Stock Option and Stock Appreciation Rights Grants

     The following table sets forth the individual grants of stock options and stock appreciation rights made during the fiscal year ended July 31, 2001 to the Named Officers:

						Potential Realized Value at
						Assumed Annual Rates of
			% of Total			Stock
			Options/SARs			Price Appreciation for
	Options/		Granted to	Exercise or		Option Term ($)
	SARS		Employees in	Base Price	Expiration
	Granted		Fiscal Year	($/Sh)	Date	5%($)	10%($)

James Jimirro	25,000	(1)	17%	14.76	12/28/2009	203,750	501,750
	25,000	(1)	100%	14.76	12/28/2009	203,750	501,750
Christopher Trunkey	21,000	(2)	14%	12.75	01/31/2010	91,140	206,640

(1)	The options and SARs granted to Mr. Jimirro were immediately exercisable upon grant. The exercise and base prices of the options and SARs granted to Mr. Jimirro are equal to the average of the high and low bid and asked price during the five (5) business days preceding the date of grant. The market price on the date of grant was $14.50.

(2)	The options granted to Mr. Trunkey are exercisable as follows: 7,000 one year from the date of grant, 7,000 two years from the date of grant and 7,000 three years from the date of grant.

Stock Option and Stock Appreciation Rights Exercises and Year-End Values

     Shown below is information for the Named Officers with respect to the exercise of stock options and the ownership of stock options and stock appreciation rights and their values as of July 31, 2001.

					Value of Unexercised
			Number of Unexercised		In-the-Money Options/
			Options/SARs at July 31, 2001		SARs at July 31, 2001(1)
	Shares
	Acquired	Value	Exercisable	Unexercisable	Exercisable	Unexercisable
Name	On Exercise	Realized ($)	(Shares)	(Shares)	($)	($)

James Jimirro	0	0	158,335	0	847,771	0
Christopher Trunkey	0	0	0	21,000	0	0

(1)	Based upon the difference between the closing price on July 31, 2001 and the option exercise price or stock appreciation rights base price.

EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The information set forth under “Approved Action 5 — Approval of the Company’s Entry into the New Jimirro Agreements and the Terms Thereof” is incorporated herein by reference.

COMPENSATION COMMITTEE, INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The Board of Directors does not have a compensation or similar committee. The Old Jimirro Employment Agreement was negotiated on behalf of the Company by Bruce P. Vann, one of the Company’s directors, and approved by all of the Company’s directors, other than Mr. Jimirro who abstained, at a special meeting of the Board of Directors held on October 14, 1999. The New Jimirro Employment Agreement was negotiated as part of the Reorganization Transactions by Mr. Jimirro and the NLAG Group and was approved by all of the Company’s directors, other than Mr. Jimirro who abstained, at a special meeting of the Board of Directors held on April __, 2002. The full Board of Directors did not deliberate on executive officer compensation during the last fiscal year.

CERTAIN TRANSACTIONS

     Bruce P. Vann, one of the Company’s directors, is a partner of the law firm Kelly, Lytton and Vann LLP, which is retained by the Company for various legal matters. Legal expenses of approximately $46,000 were incurred with respect to work performed by Mr. Vann’s firm for the Company during the fiscal year ended July 31, 2001. Mr. Vann or his law firm may receive additional compensation for services rendered to the Company.

INCORPORATION BY REFERENCE

     Our Annual Report on Form 10-K for the fiscal year ended July 31, 2001 filed with the Commission on November 13, 2001, which includes our audited financial statements, our Quarterly Reports on Form 10-Q for the fiscal quarters ended October 31, 2001 and January 31, 2002 filed with the Commission on December 17, 2001 and March 22, 2002, respectively, and our Current Reports on Form 8-K filed with the Commission on August 24, 2001, November 23, 2001, November 29, 2001, December 28, 2001, February 4, 2002 and March 29, 2002 are incorporated herein by reference.

     The Company will provide, without charge, to each person to whom this Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated herein by reference (not including exhibits, unless such exhibits are specifically incorporated by reference into the information being incorporated). Such requests should be directed to the Company’s principal offices at 10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024, (310) 474-5252.

By Order of the Board of Directors

James P. Jimirro Chairman of the Board, President and Chief Executive Officer

Los Angeles, California
April  __, 2002

ANNEX A

CERTIFICATE
OF
SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
J2 COMMUNICATIONS

     James P. Jimirro does hereby certify that:

     1. He is the duly elected and acting President of J2 Communications, a California corporation.

     2. The Restated Articles of Incorporation of this corporation are amended and restated to read in full as follows:

SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
J2 COMMUNICATIONS

The Second Amended and Restated Articles of Incorporation of J2 Communications, a California corporation existing under the California General Corporation Law (the “Corporation”), are as follows:

ARTICLE I

The name of the Corporation is J2 Communications.

ARTICLE II

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the California General Corporation Law (“CGCL”) other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

ARTICLE III

Section 1. Authorized Stock. The Corporation is authorized to issue two (2) classes of shares, to be designated Common Stock and Preferred Stock, respectively. The Corporation is authorized to issue fifteen million (15,000,000) shares of Common Stock and two million (2,000,000) shares of Preferred Stock.

Section 2. Determining Rights of Preferred Stock. Subject to the provisions of this Article III relating to the Series B Convertible Preferred Stock of the Corporation, (a) the Preferred Stock may be issued in any number of series, as determined by the board of directors of the Corporation (the “Board of Directors” or the “Board”), (b) the Board may by resolution fix the designation and number of shares of any such series of Preferred Stock and may determine, alter or revoke the rights, preferences, privileges and restrictions pertaining to any wholly unissued series, and (c) the Board may thereafter in the same manner increase or decrease the number of shares of any such series (but not below the number of shares of that series then outstanding).

Section 3. Elimination of Series A Preferred Stock. The Board previously determined by resolution, and by that certain “Certificate of Determination of the Series A Convertible Preferred Stock of J2 Communications” filed on July 17, 1986 in the Office of the Secretary of State of the State of California (the “Series A Determination”),that 150,000 shares of the Corporation’s Preferred Stock should be designated Series A Convertible Preferred Stock (the “Series A Preferred”) and should have the rights, preferences, privileges and restrictions designated in the Series A Determination. All shares of Series A Preferred were converted, by their terms, into shares of Common Stock upon the completion of the Corporation’s initial public offering in 1986. The Board has by resolution reduced the number of authorized shares of Series A Preferred to zero, which action is confirmed hereby, with the effect that the Series A Determination has been cancelled and, unless created by subsequent action of the Board pursuant to this Article III, the Corporation has no authorized shares of Series A Preferred and no series of its preferred stock designated as “Series A Convertible Preferred Stock”.

Section 4. Establishment of Series B Preferred Stock. There is hereby established, authorized and created a series of the authorized Preferred Stock of the Corporation, no par value per share, which series shall be designated as “Series B Convertible Preferred Stock” and which series of Preferred Stock (the “Series B Preferred Stock”) shall consist of sixty-eight thousand four hundred six (68,406) authorized shares having the following preferences, rights, qualifications, limitations and restrictions:

Section 4.1 Dividend Rights. The Corporation shall have the right to issue dividends and make distributions, whether cash, securities or otherwise, whether or not any shares of the Series B Preferred Stock are outstanding. The holders of Series B Preferred Stock shall have a right to participate in such dividends and distributions (including, without limitation, share dividends or distributions) to the extent that the holders of Common Stock participate, and the holders of Series B Preferred Stock shall receive a like dividend or distribution, pro rata and pari passu with the holders of Common Stock, with all holders of Series B Preferred Stock being treated as if they were holders of the number of shares of Common Stock into which their shares of Series B Preferred Stock could be converted in accordance with Section 4.4.

Section 4.2 Voting Rights. Except as otherwise provided herein or as required by law, the holders of Series B Preferred Stock shall vote, or act by written consent, as a single class with the holders of Common Stock of the Corporation, and not as a separate class, in the same manner and with the same voting rights, privileges and number of votes as if they were holders of the number of shares of Common Stock into which their shares of Series B Preferred Stock could be converted in accordance with Section 4.4.

Section 4.3 Liquidation Rights. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock and the Series B Preferred Stock, with all holders of Series B Preferred Stock being treated as if they were holders of the number of shares of Common Stock into which their shares of Series B Preferred Stock could be converted in accordance with Section 4.4.

Section 4.4 Conversion Rights. The holders of Series B Preferred Stock shall have the following rights with respect to the conversion of Series B Preferred Stock into Common Stock (the “Conversion Rights”):

(a) Right to Convert. Subject to and in compliance with the provisions of this Section 4.4, any shares of Series B Preferred Stock may, at the option of the holder, be converted at any time into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of one share of Series B Preferred Stock shall be entitled upon conversion shall be 28.169 shares (the “Conversion Rate”), subject to adjustment as provided in Section 4.4(c).

(b) Mechanics of Conversion. Each holder of Series B Preferred Stock who desires to convert the same into shares of Common Stock pursuant to this Section 4.4 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for Series B Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert to Common Stock the number of shares of Series B Preferred Stock stated in such notice. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled, and (if applicable) a certificate for the balance of any shares of Series B Preferred Stock surrendered but not converted. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series B Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

(c) Adjustment for Stock Splits and Reverse Stock Splits. If the Corporation shall at any time or from time to time after the date that the first shares of Series B Preferred Stock are issued (the “Original Issue Date”) effect a split of the outstanding Common Stock, the Conversion Rate in effect immediately before that split shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time after the Original Issue Date effect a reverse split of the outstanding shares of Common Stock, the Conversion Rate in effect immediately before the reverse split shall be proportionately decreased. Any adjustment under this Section 4.4(c) shall become effective at the close of business on the date the split or reverse split of Common Stock becomes effective.

(d) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the fair market value of a share of the Common Stock on the date of conversion (as determined in good faith by the Board of Directors).

(e) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(f) Notices. Any notice required by the provisions of this Section 4.4 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

(g) Payment of Taxes. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series B Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered.

(h) No Impairment. The Corporation shall not amend its Articles of Incorporation or Bylaws or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all actions as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of Series B Preferred Stock against impairment.

Section 4.5 No Reissuance of Series B Preferred Stock. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares the Corporation is authorized to issue.

Section 4.6 Negative Covenants of the Corporation. So long as any shares of Series B Preferred Stock remain outstanding, except with the prior written consent of the holders of a majority of the then outstanding Series B Preferred Stock, the Corporation shall not:

(a) amend, alter or repeal any rights, preferences or privileges of, or any restrictions provided for the benefit of, the Series B Preferred;

(b) amend the Articles of Incorporation or the Bylaws of the Corporation to adversely affect the rights of the holders of the Series B Preferred Stock;

(c) authorize, create or issue (by reclassification or otherwise) any shares of any class or series of stock having preferences senior to the Series B Preferred Stock;

(d) amend or repeal this Section 4.6.

ARTICLE IV

The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. Additionally, the Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the CGCL) for breach of duty to the corporation and its shareholders through bylaw provisions or through agreements with the agents, or through shareholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the CGCL, subject to the limits on such excess indemnification set forth in Section 204 of the CGCL. Any repeal or modification of this Article IV shall only be prospective and shall not affect the rights under Article IV in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

     3. The foregoing amendment and restatement of the Articles of Incorporation has been duly approved by the Board of Directors of the corporation.

     4. The foregoing amendment and restatement of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 903 of the CGCL. The total number of outstanding shares of Common Stock of the corporation is one million three hundred eighty-two thousand five hundred fifty-seven (1,382,557). The number of shares voting in favor of such amendment and restatement was nine hundred fifty thousand nine hundred sixteen (950,916), which number exceeded the vote required, which was more than fifty percent (50%) of the outstanding shares of Common Stock.

     IN WITNESS WHEREOF, the undersigned has executed this certificate on this _____day of April, 2002.

James P. Jimirro, President

The undersigned further declares under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true of his own knowledge. Executed at __________ , California, on this _____ day of April, 2002.

James P. Jimirro, President

ANNEX B

AMENDED AND RESTATED BYLAWS
OF
J2 COMMUNICATIONS

(a California corporation)

(as adopted _______________, 2002)

ARTICLE 1. OFFICES

     Section 1.1 Principal Office. The principal executive office for the transaction of the business of this corporation shall be at 10850 Wilshire Boulevard, Suite 100, Los Angeles, California 90024. The Board of Directors is hereby granted full power and authority to change the location of the principal executive office from one location to another.

     Section 1.2 Other Offices. One or more branch or other subordinate offices may at any time be fixed and located at such place or places within or without the State of California as the Board of Directors deems appropriate.

ARTICLE 2. DIRECTORS

     Section 2.1 Exercise Of Corporate Powers. Except as otherwise provided by these Bylaws, by the Articles of Incorporation of this corporation as in effect from time to time, or by the laws of the State of California now or hereafter in force, the business and affairs of this corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     Section 2.2 Number. The number of directors of the corporation shall be seven (7).

     Section 2.3 Powers And Duties. Without limiting the generality or extent of the general corporate powers to be exercised by the Board of Directors pursuant to Section 2.1 of these Bylaws, it is hereby provided that the Board of Directors shall have full power with respect to the following matters:

(a) To purchase, lease, and acquire any and all kinds of property, real, personal or mixed, and at its discretion to pay therefor in money, in property and/or in stocks, bonds, debentures or other securities of this corporation.

(b) To enter into any and all contracts and agreements which in its judgment may be beneficial to the interests and purposes of this corporation.

(c) To fix and determine and to vary from time to time the amount or amounts to be set aside or retained as reserve funds or as working capital of this corporation or for maintenance, repairs, replacements or enlargements of its properties.

(d) To declare and pay dividends in cash, shares and/or property out of any funds of this corporation at the time legally available for the declaration and payment of dividends on its shares.

(e) To adopt such rules and regulations for the conduct of its meetings and the management of the affairs of this corporation as it may deem proper.

(f) To prescribe the manner in which and the person or persons by whom any or all of the checks, drafts, notes, bills of exchange, contracts and other corporate instruments shall be executed.

(g) To accept resignations of directors and, in case of vacancy in the office of directors, to fill the same to the extent provided in Section 2.6 hereof.

(h) To create offices in addition to those for which provision is made by law or these Bylaws; to elect and remove at pleasure all officers of this corporation, fix their terms of office, prescribe their powers and duties, limit their authority and fix their salaries in any way it may deem advisable which is not contrary to law or these Bylaws; and, if it sees fit, to require from the officers or any of them security for faithful service.

(i) To designate some person to perform the duties and exercise the powers of any officer of this corporation during the temporary absence or disability of such officer.

(j) To appoint or employ and to remove at pleasure such agents and employees as it may see fit, to prescribe their titles, powers and duties, limit their authority, and fix their salaries in any way it may deem advisable which is not contrary to law or these Bylaws; and, if it sees fit, to require from them or any of them security for faithful performance.

(k) To fix a time in the future, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of the meeting nor more than sixty (60) days prior to any other action for which it is fixed, as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting, or entitled to receive any payment of any dividend or other distribution, or allotment of any rights, or entitled to exercise any rights in respect of any other lawful action; and in such case only shareholders of record on the date so fixed shall be entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of this corporation after any record date fixed as aforesaid. The Board of Directors may close the books of this corporation against transfers of shares during the whole or any part of such period.

(l) To fix and locate from time to time the principal office for the transaction of the business of this corporation and one or more branch or other subordinate office or offices of this corporation within or without the State of California; to designate any place within or without the State of California for the holding of any meeting or meetings of the shareholders or the Board of Directors, as provided in Sections 10.1 and 11.1 hereof; to adopt, make and use a corporate seal, and to prescribe the forms of certificates for shares and to alter the form of such seal and of such certificates from time to time as in its judgment it may deem best, provided such seal and such certificates shall at all times comply with the provisions of law now or hereafter in effect.

(m) To authorize the issuance of shares of stock of this corporation in accordance with the laws of the State of California and the Articles of Incorporation of this corporation.

(n) Subject to the limitation provided in Articles 14 hereof, to adopt, amend or repeal from time to time and at any time these Bylaws and any and all amendments thereof.

(o) To borrow money and incur indebtedness on behalf of this corporation, including the power and authority to borrow money from any of the shareholders, directors or officers of this corporation, and to cause to be executed and delivered therefor in the corporate name promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefore; the note or other obligation given for any indebtedness of this corporation, signed officially by any officer or officers thereunto duly authorized by the Board of Directors shall be binding on this corporation.

(p) To designate and appoint committees of the Board of Directors as it may see fit, to prescribe their names, powers and duties and limit their authority in any way it may deem advisable which is not contrary to law or these Bylaws.

(q) Generally to do and perform every act and thing whatsoever that may pertain to the office of a director or to a board of directors.

     Section 2.4 Compensation. Directors and members of committees may receive such compensation, if any, for their services as may be fixed or determined by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving this corporation in any other capacity and receiving compensation therefor.

     Section 2.5 Election And Term Of Office; Resignation. The directors shall be elected annually at the annual meeting of the shareholders. Each director shall hold such office until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. Any director may resign effective upon giving written notice to the Chairman of the Board, if any, the President, the Secretary or the Board of Directors of this corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective. A reduction of the authorized number of directors shall not remove any director prior to the expiration of such director’s term of office.

     Section 2.6 Vacancies. A vacancy or vacancies on the Board of Directors shall exist in case of the death, resignation or removal of any director, or if the authorized number of directors is increased, or if the shareholders fail, at any annual meeting of shareholders at which any director is elected, to elect the full authorized number of directors to be voted for at that meeting. Any vacancy, except for a vacancy created by removal of a director as provided in Section 2.7 hereof, may be filled in accordance with any applicable procedures for filling same in the Articles of Incorporation or in a Certificate of Determination of the Board of Directors creating a class or series of stock of this corporation, and in the absence of any such applicable procedures by a person selected by a majority of the remaining directors then in office, whether or not less than a quorum, or by a sole remaining director. Vacancies occurring in the Board of Directors by reason of removal of directors under Section 2.7 shall be filled only by approval of the shareholders. The shareholders may elect a director at any time to fill any vacancy not filled by the directors.

     Section 2.7 Removal. The entire Board of Directors or any individual director may be removed without cause from office by an affirmative vote of a majority of the outstanding shares entitled to vote; provided that, unless the entire Board of Directors is removed, no director shall be removed when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively (without regard to whether such shares may be voted cumulatively) at an election at which the same total number of votes were cast, or, if such action is taken by written consent, all shares entitled to vote were voted, and either the number of directors elected at the most recent annual meeting of shareholders, or if greater, the number of directors for whom removal is being sought, were then being elected. If any or all directors are so removed, new directors may be elected at the same meeting or at a subsequent meeting. If at any time a class or series of shares is entitled to elect one or more directors under authority granted by the Articles of Incorporation of this corporation, the provisions of this Section shall apply to the vote of that class or series and not to the vote of the outstanding shares as a whole.

     Section 2.8 Inspection. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

ARTICLE 3. OFFICERS

     Section 3.1 Election and Qualifications. The officers of this corporation shall consist of a President, Chief Executive Officer (which may be abbreviated as CEO), Chief Operating Officer (which may be abbreviated as COO), one or more Vice Presidents, a Secretary, a Treasurer and/or Chief Financial Officer and such other officers, including, but not limited to, a Chairman of the Board of Directors, and Assistant Secretaries and Assistant Treasurers, as the Board of Directors shall deem expedient, who shall be chosen in such manner and hold their offices for such terms as the Board of Directors may prescribe. Any two or more of such offices may be held by the same person. Any CEO, COO, Vice President, Assistant Treasurer or Assistant Secretary, respectively, may exercise any of the powers of the President, the Treasurer and/or Chief Financial Officer, or the Secretary, respectively, as directed by the Board of Directors, and shall perform such other duties as are imposed upon him or her by the Bylaws or the Board of Directors.

     Section 3.2 Term of Office and Compensation. The term of office and salary of each of the officers and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by the Board from time to time at its pleasure, subject to the rights, if any, of an officer under any contract of employment. Any officer may resign at any time upon written notice to this corporation, without prejudice to the rights, if any, of this corporation under any contract to which the officer is a party. If any vacancy occurs in any office of this corporation, the Board of Directors may elect a successor to fill such vacancy.

ARTICLE 4. CHAIRMAN OF THE BOARD

     Section 4.1 Powers and Duties. The Chairman of the Board of Directors, if there be one, shall have the power to preside at all meetings of the Board of Directors and shall have such other powers and shall be subject to such other duties as the Board of Directors may from time to time prescribe.

ARTICLE 5. PRESIDENT AND CHIEF EXECUTIVE OFFICER

     Section 5.1 Powers and Duties. The powers, duties and reporting responsibilities of the President and Chief Executive Officer (which officer is sometimes referred to in these Bylaws simply as the President) are:

(a) To act as a general manager of this corporation and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of this corporation.

(b) To preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, at all meetings of the Board of Directors. If neither the Chairman of the Board, the President, the Chief Operating Officer nor any Vice President is present at any meeting of the Board of Directors, a President pro tem may be chosen to preside and act at such meeting. If neither the President, the Chief Operating Officer nor any Vice President is present at any meeting of the shareholders, a President pro tem may be chosen to preside at such meeting.

(c) To affix the signature of this corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the President as limited by Section 12.9 of these Bylaws, should be executed on behalf of this corporation; to sign certificates for shares of stock of this corporation; and, subject to the direction of the Board of Directors, to have general charge of the property of this corporation.

The President shall report directly to the Board.

ARTICLE 6. CHIEF OPERATING OFFICER

     Section 6.1 Powers and Duties. The Chief Operating Officer shall have general operational control of the business and affairs of this corporation and shall report directly to the Board. In case of the absence, disability or death of the President, the Chief Operating Officer shall exercise all of the powers and perform all the duties of the President. The Chief Operating Officer shall also have such additional powers and duties as may be prescribed by the Board.

ARTICLE 7. VICE PRESIDENT, SECRETARY, TREASURER AND/OR CHIEF FINANCIAL OFFICER

     Section 7.1 Vice President. The titles, powers and duties of the Vice President or Vice Presidents shall be prescribed by the Board of Directors. In case of the absence, disability or death of both the President and the Chief Operating Officer, the Vice President, or one of the Vice Presidents, shall exercise all of their powers and perform all of their duties. If there is more than one Vice President, the order in which the Vice Presidents shall succeed to the powers and duties of the President and Chief Operating Officer shall be as fixed by the Board of Directors.

     Section 7.2 Secretary. The powers and duties of the Secretary are:

(a) To keep a book of minutes at the principal executive office of this corporation, or such other place as the Board of Directors may order, of all meetings (and actions taken by written consent) of its directors and shareholders with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors’ meetings, the number of shares present or represented at shareholders’ meetings and the proceedings thereof.

(b) To keep the seal of this corporation and to affix the same to all instruments which may require it.

(c) To keep or cause to be kept at the principal executive office of this corporation, or at the office of the transfer agent or agents, a record of the shareholders of this corporation, giving the names and addresses of all shareholders and the number and class of shares held by each, the number and date of certificates issued for shares and the number and date of cancellation of every certificate surrendered for cancellation.

(d) To keep a supply of certificates for shares of this corporation, to fill in all certificates issued, and to make a proper record of each such issuance; provided that so long as this corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of this corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents.

(e) To transfer upon the share books of this corporation any and all shares of this corporation; provided that so long as this corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of this corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to which the certificate is presented for transfer and, also, if this corporation then has one or more duly appointed and acting registrars, subject to the reasonable regulations of the registrar to which a new certificate is presented for registration; and provided, further, that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 12.3 hereof.

(f) To make service and publication of all notices that may be necessary or proper and without command or direction from anyone. In case of the absence, disability, refusal or neglect of the Secretary to make service or publication of any notices, then such notices may be served and/or published by the President or a Vice President, or by any person thereunto authorized by either of them or by the Board of Directors or by the holders of a majority of the outstanding shares of this corporation.

(g) Generally to do and perform all such duties as pertain to such office and as may be required by the Board of Directors.

     Section 7.3 Treasurer and/or Chief Financial Officer. The powers and duties of the Treasurer and/or Chief Financial Officer are:

(a) To supervise and control the keeping and maintaining of adequate and correct accounts of this corporation’s properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. The books of account shall at all reasonable times be open to inspection by any director.

(b) To have the custody of all funds, securities, evidences of indebtedness and other valuable documents of this corporation and, at his or her discretion, to cause any or all thereof to be deposited for the account of this corporation with such depository as may be designated from time to time by the Board of Directors.

(c) To receive or cause to be received, and to give or cause to be given, receipts and acquittances for moneys paid in for the account of this corporation.

(d) To disburse, or cause to be disbursed, all funds of this corporation as may be directed by the President or the Board of Directors, taking proper vouchers for such disbursements.

(e) To render to the President or to the Board of Directors, whenever either may require, accounts of all transactions as such officer or the Board may require and of the financial condition of this corporation.

(f) Generally to do and perform all such duties as pertain to such office and as may be required by the Board of Directors.

ARTICLE 8. DIVISIONS

     Section 8.1 Divisions. The Board shall have the power, in the exercise its discretion, to appoint additional persons to hold positions and titles such as vice president of a division of the corporation or president of a division of the corporation, or similar such titles, as the business of the corporation may require. The minutes shall clearly state that such persons are non-corporate officers appointed pursuant to this Section of these Bylaws. Each such appointee shall have such title, shall serve in such capacity and shall have such authority and perform such duties as the Board shall determine.

     Appointees may hold titles such as “president” of a division or other group within the corporation, or “vice president” of a division or other group within the corporation. However, any such appointee, absent specific election by the Board as an elected corporate officer, (i) shall not be considered an officer elected by the Board of Directors pursuant to Article 3 of these Bylaws and shall not have the executive powers or authority of corporate officers elected pursuant to such Article 3, (ii) shall not be considered (a) an “officer” of the corporation for the purposes of Rule 3b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Act”) or an “executive officer” of the corporation for the purposes of Rule 3b-7 promulgated under the Act, and similarly shall not be considered an “officer” of the corporation for the purposes of Section 16 of the Act (as such persons shall not be given the access to inside information of the corporation enjoyed by officers of the corporation) or an “executive officer” of the corporation for the purposes of Section 14 of the Act or (b) a “corporate officer” for the purposes of Section 312 of the California General Corporation Law, except in any such case as otherwise required by law, and (iii) shall be empowered to represent himself or herself to third parties as an appointed vice president, etc., only, and shall be empowered to execute documents, bind the corporation or otherwise act on behalf of the corporation only as authorized by the Board of Directors.

     An elected officer of the corporation may also serve in an appointed capacity hereunder.

ARTICLE 9. COMMITTEES

     Section 9.1 Appointment and Procedure. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, appoint from among its members one or more committees, each consisting of two or more members who shall serve at the pleasure of the Board of Directors. Each of these committees may make its own rules of procedure subject to Section 11.9 hereof, and shall meet as provided by such rules or by a resolution adopted by the Board of Directors (which resolution shall take precedence). A majority plus one of the members of each committee shall constitute a quorum, and in every case the affirmative vote of a majority of all members of the committee shall be necessary to the adoption of any resolution by such committee.

     Section 9.2 Powers. Any committee, to the extent provided in the resolution of the Board of Directors appointing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of this corporation in such manner as the committee may deem best for the interests of this corporation, except with respect to:

(a) any action for which California law also requires shareholder approval,

(b) the filling of vacancies on the Board of Directors or in the committee,

(c) the fixing of compensation of the directors for serving on the Board of Directors or on any committee,

(d) the amendment or repeal of Bylaws or the adoption of new Bylaws,

(e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable,

(f) a distribution to the shareholders of this corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors, and

(g) the appointment of other committees of the Board of Directors or the members thereof.

ARTICLE 10. MEETINGS OF SHAREHOLDERS

     Section 10.1 Place of Meetings. Meetings (whether regular, special or adjourned) of the shareholders of this corporation shall be held at the principal executive office for the transaction of business of this corporation, or at any place within or without the State of California which may be designated by resolution of the Board of Directors.

     Section 10.2 Annual Meetings. The annual meeting of the shareholders shall be held at the hour and date each year as may be designated by resolution of the Board of Directors. Such annual meetings shall be held at the place provided pursuant to Section 10.1 hereof. Such annual meetings shall be held for the purpose of the election of directors, for the making of reports of the affairs of this corporation and for the transaction of such other business as has been properly brought before the meeting in accordance with Sections 10.9 and 10.11.

     Section 10.3 Special Meetings. Special meetings of the shareholders for any purpose or purposes whatsoever may be called at any time by the President or by the Board of Directors, or by two or more members thereof, or by one or more holders of shares entitled to cast not less than ten percent (10%) of the votes on the record date established pursuant to Section 10.8. Upon request in writing sent by registered mail to the President or Secretary, or delivered to any such officer in person, by any person or persons entitled to call a special meeting of shareholders (such request, if sent by a shareholder or shareholders, must set forth as to each matter the shareholder or shareholders propose to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the corporation’s books, of the shareholder or shareholders proposing such business, (iii) the classes and number of shares of the corporation beneficially owned by the shareholder or shareholders and (iv) any material interest of the shareholder or shareholders in such business). It shall be the duty of such officer, subject to the immediately succeeding sentence, to cause notice to be given to the shareholders entitled to vote that a special meeting will be held as requested by the person or persons calling the meeting, the date of which meeting (which shall be set by such officer) shall be not less than thirty-five (35) days nor more than sixty (60) days after such request or, if applicable, determination of the validity of such request pursuant to the immediately succeeding sentence. Within seven days after receiving such a written request from a shareholder or shareholders of the corporation, the Board of Directors shall determine whether shareholders owning not less than ten percent (10%) of the shares as of the record date established pursuant to Section 10.8 for such request support the call of a special meeting and notify the requesting party or parties of its finding. Notwithstanding anything to the contrary contained in these Bylaws, if the business sought by any shareholder or shareholders to be transacted at such meeting is the election of directors, such request must also contain the information required by, and otherwise comply with, Section 10.9.

     Section 10.4 Notice of Meetings and Business to be Conducted. Notice of any meeting of shareholders shall be given in writing not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote thereat by the President, the Secretary or an Assistant Secretary, or other person charged with that duty, or if there be no such officer or person, or in case of his or her neglect or refusal, by any director or shareholder. The notice shall state the place, date and hour of the meeting and (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (b) in the case of the annual meeting, those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the shareholders, but any proper matter may be presented at the meeting for such action except that notice must be given or waived in writing of any proposal relating to approval of contracts between the corporation and any director of this corporation, amendment of the Articles of Incorporation, reorganization of this corporation or dissolution of this corporation. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election. Written notice shall be given by this corporation to any shareholder, either (a) personally or (b) by mail or other means of written communication, charges prepaid, addressed to such shareholder at such shareholder’s address appearing on the books of this corporation or given by such shareholder to this corporation for the purpose of notice. If a shareholder gives no address or no such address appears on the books of this corporation, notice shall be deemed to have been given if sent by mail or other means of written communication addressed to the place where the principal executive office of this corporation is located, or if published at least once in a newspaper of general circulation in the county in which such office is located. The notice shall be deemed to have been given at the time when delivered personally or deposited in the United States mail, postage prepaid, or sent by other means of written communication and addressed as hereinbefore provided. An affidavit of delivery or mailing of any notice in accordance with the provisions of this Section, executed by the President, the Secretary, Assistant Secretary or any transfer agent, shall be prima facie evidence of the giving of the notice. If any notice addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to this corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at such address, all future notices shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of this corporation for a period of one year from the date of the giving of the notice to all other shareholders.

     Section 10.5 Proxies.

(a) Every person entitled to vote shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or such person’s duly authorized agent and filed with the Secretary of this corporation. No proxy shall be valid (i) after revocation thereof, unless the proxy is specifically made irrevocable and otherwise conforms to this Section and applicable law, or (ii) after the expiration of eleven months from the date thereof, unless the person executing it specifies therein the length of time for which such proxy is to continue in force.

(b) A proxy may be revoked by a writing delivered to the Secretary of this corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting and voting in person by, the person executing the proxy. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, a written notice of such death or incapacity is received by this corporation. A proxy which states that it is irrevocable is irrevocable for the period specified therein when it is held by any of the following or a nominee of any of the following: (i) a pledgee, (ii) a person who has purchased or agreed to purchase or holds an option to purchase the shares or a person who has sold a portion of such person’s shares in this corporation to the maker of the proxy, (iii) a creditor or creditors of this corporation or the shareholder who extended or continued credit to this corporation or the shareholder in consideration of the proxy if the proxy states that it was given in consideration of such extension or continuation of credit and the name of the person extending or continuing the credit, (iv) a person who has contracted to perform services as an employee of this corporation, if a proxy is required by the contract of employment and if the proxy states that it was given in consideration of such contract of employment, the name of the employee and the period of employment contracted for, (v) a person designated by or under a close corporation shareholder agreement or a voting trust agreement. In addition, a proxy may be made irrevocable if it is given to secure the performance of a duty or to protect a title, either legal or equitable, until the happening of events which, by its terms, discharge the obligation secured by it. Notwithstanding the period of irrevocability specified, the proxy becomes revocable when the pledge is redeemed, the option or agreement to purchase is terminated or the seller no longer owns any shares of this corporation or dies, the debt of this corporation or the shareholder is paid, the period of employment provided for in the contract of employment has terminated or the close corporation shareholder agreement or the voting trust agreement has terminated. In addition, a proxy may be revoked, notwithstanding a provision making it irrevocable, by a purchaser of shares without knowledge of the existence of the provision unless the existence of the proxy and its irrevocability appears on the certificate representing such shares.

     Section 10.6 Quorum. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. Shares shall not be counted to make up a quorum for a meeting if voting of such shares at the meeting has been enjoined or for any reason they cannot be lawfully voted at the meeting. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     Section 10.7 Adjourned Meetings. Any shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but, except as provided in Section 10.6 hereof, in the absence of a quorum, no other business may be transacted at such meeting. When a meeting is adjourned for more than 45 days or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at a meeting. Except as aforesaid, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which such adjournment is taken. At any adjourned meeting the shareholders may transact any business which might have been transacted at the original meeting.

     Section 10.8 Voting Rights.

(a) Only persons in whose names shares entitled to vote stand on the stock records of this corporation at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held or, if some other day be fixed for the determination of shareholders of record pursuant to Section 2.3(k) hereof, then on such other day, shall be entitled to vote at such meeting. Subject to any contrary provision in the Articles of Incorporation, in a Certificate of Determination of the Board of Directors creating or designating the voting and other privileges of a class or series of shares, or in any applicable statute relating to the election of directors or to other particular matters, in which case any such contrary provision shall control as to the voting rights to be exercised, each such person shall be entitled to one vote for each share.

(b) At a shareholders’ meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number the shareholder is normally entitled to cast) unless the candidates’ names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder desires. The candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them are elected; votes against the director and votes withheld shall have no legal effect.

     Section 10.9 Nomination, Qualification and Election of Directors.

(a) Only persons who are nominated by, or at the direction of, the Board of Directors, or by a shareholder who has given timely written notice to the secretary of this corporation in accordance with this Section 10.9, will be eligible for election as directors of this corporation. For a person to be qualified to serve as a director of this corporation, such person need not be an employee or shareholder of this corporation during their directorship.

(b) For any written notice by a shareholder to be timely for purposes of this Section 10.9, such notice must be delivered to or mailed to and received at the principal executive offices of the corporation (i) not less than one hundred twenty (120) days in advance of the annual meeting date, as set by the board of directors, or, if the date of such meeting has not yet been set, one hundred twenty (120) days in advance of the month and day the corporation held its annual meeting for the previous year, (ii) if the date of the annual meeting is advanced or delayed by more than thirty (30) days from the month and day the corporation held its annual meeting for the previous year not less than the later of (x) one hundred twenty (120) days prior to such meeting, or (y) the tenth (10th) day following the date on which notice of such meeting is given to shareholders in accordance with the provisions of Section 10.4 of these Bylaws and (iii) with respect to a previously noticed special meeting of shareholders for the election of directors, the close of business on the seventh (7th) day following the date on which notice of such meeting is first given to shareholders in accordance with the provisions of Section 10.4 of these Bylaws. In no event shall any adjournment of an annual meeting commence a new time period for the giving of shareholders’ notice as described above.

(c) A shareholder’s notice of nomination must set forth: (i) the name and address of the shareholder who intends to make the nomination, (ii) the name and address of the person or persons to be nominated and as to each such person all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Act and Item 7 of Rule 14a-101 thereunder, (iii) a representation that such shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iv) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder and (v) the consent of each nominee to serve as a director of the corporation if so elected. The chairman of any shareholder meeting shall refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

(d) In any election of directors, so long as a quorum is present, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected; votes against the directors and votes withheld with respect to the election of the directors shall have no legal effect. Elections of directors need not be by ballot except upon demand made by a shareholder at the meeting and before the voting begins.

     Section 10.10 Inspectors of Election. Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the meeting may, and on the request of any shareholder or a shareholder’s proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy. These inspectors shall:

(a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b) Receive votes, ballots, or consents;

(c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d) Count and tabulate all votes or consents;

(e) Determine when the polls shall close;

(f) Determine the result; and

(g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

     Section 10.11 Action at Annual Meetings of Stockholders.

(a) At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors in accordance with Section 10.4 of these Bylaws, (2) otherwise properly brought before the meeting by or at the direction of the board of directors in accordance with applicable law, or (3) otherwise properly brought before an annual meeting by a shareholder in accordance with Section 10.11(b) and 10.11(c) infra or, in the case of nominations for elections to the Board of Directors, in accordance with Section 10.9 above.

(b) For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. For a shareholder’s notice relating to an annual meeting of shareholders to be timely, such notice must be delivered to or mailed to and received at the principal executive offices of the corporation (i) not less than one hundred twenty (120) days in advance of the annual meeting date, as set by the board of directors, or, if the date of such meeting has not yet been set, one hundred twenty (120) days in advance of the month and day the corporation held its annual meeting for the previous year, (ii) if the date of the annual meeting is advanced or delayed by more than thirty (30) days from the month and day the corporation held its annual meeting for the previous year not less than the later of (x) one hundred twenty (120) days prior to such meeting, or (y) the tenth (10th) day following the date on which notice of such meeting is given to shareholders in accordance with the provisions of Section 10.4 of these Bylaws and (iii) with respect to a previously noticed special meeting of shareholders for the election of directors, the close of business on the seventh (7th) day following the date on which notice of such meeting is first given to shareholders in accordance with the provisions of Section 10.4 of these Bylaws. In no event shall any adjournment of an annual meeting commence a new time period for the giving of shareholders’ notice as described above.

(c) A shareholder’s notice to the corporation proposing business to be conducted at an annual meeting must set forth as to each matter the shareholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business, (iii) the classes and number of shares of the corporation beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

(d) No business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 10.11 (and, if applicable, Section 10.9). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 10.11 (and, if applicable, Section 10.9), and, if he or she should so determine, he or she shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     Section 10.12 Record Date for Shareholder Notice, Voting and Giving Consent. For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the Board of Directors may fix, in advance, a record date, which shall be not more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in this event only shareholders of record on the date so fixed are entitled to notice and to vote or give consent, as the case may be, notwithstanding any record date, except as otherwise provided in the California General Corporation Law.

     If the Board of Directors does not so fix a record date:

(a) The record date for determining shareholders entitled to notice or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given, or (ii) for any other purpose, shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to that action, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

ARTICLE 11. MEETINGS OF DIRECTORS

     Section 11.1 Place of Meetings. Meetings (whether regular, special or adjourned) of the Board of Directors of this corporation shall be held at the principal office of this corporation for the transaction of business, as specified in accordance with Section 1.1 hereof, or at any other place within or without the State of California which has been designated from time to time by resolution of the Board or which is designated in the notice of the meeting.

     Section 11.2 Regular Meetings. Regular meetings of the Board of Directors shall be held after the adjournment of each annual meeting of the shareholders (which regular directors’ meeting shall be designated the “Regular Annual Meeting”) and at such other times as may be designated from time to time by resolution of the Board of Directors. Notice of the time and place of all regular meetings shall be given in the same manner as for special meetings, except that no such notice need be given if (a) the time and place of such meetings are fixed by the Board of Directors or (b) the Regular Annual Meeting is held at the principal place of business provided at Section 1.1 hereof and on the date specified in Section 10.2 hereof.

     Section 11.3 Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, if any, or the President, or any Vice President, or the Secretary or by any two or more directors.

     Section 11.4 Notice of Special Meetings. Special meetings of the Board of Directors shall be held upon no less than seven (7) days’ notice by mail or seventy-two (72) hours’ written notice given or delivered personally or by telegraph or by email or fax to each director. Notice need not be given to any director who signs a waiver of notice or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. Any such notice must set forth with specificity the business proposed to be conducted at the meeting and, unless five (5) of the seven (7) directors agree to conduct such business, no other business may be transacted at such meeting. If the address of a director is not shown on the records and is not readily ascertainable, notice shall be addressed to him at the city or place in which the meetings of the directors are regularly held. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to all directors not present at the time of adjournment. Following any adjournment of any meeting of directors, no business may be conducted at such meeting other than the business proposed to be conducted in the notice of such meeting.

     Section 11.5 Quorum. The presence of five (5) of the seven (7) directors elected by the shareholders and appointed to fill vacancies as provided in Section 2.6 hereof shall constitute a quorum of the Board of Directors for the transaction of business. Except as otherwise provided in these Bylaws, in this corporation’s Articles of Incorporation, in a Certificate of Determination made by the Board of Directors with respect to a particular class or series of stock created or authorized by the Board of Directors, or by applicable law, in which case any such provisions will be controlling as to what constitutes the taking of action by the Board of Directors, every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place;

provided that no business may be transacted after the adjourned meeting is recommenced unless a quorum is present at such time. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

     Section 11.6 Conference Telephone. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all directors participating in such meeting can hear one another. Participation in a meeting pursuant to this Section constitutes presence in person at such meeting.

     Section 11.7 Waiver of Notice and Consent. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 11.8 Action Without a Meeting. Any action required or permitted by law to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as the unanimous vote of such directors.

     Section 11.9 Committees. The provisions of this Article 11 apply also to committees of the Board of Directors and action by such committees, mutatis mutandis.

ARTICLE 12. GENERAL PROVISIONS

     Section 12.1 Instruments in Writing. All checks, drafts, demands for money and notes of this corporation, and all written contracts of this corporation, shall be signed by such officer or officers, agent or agents, as the Board of Directors may from time to time designate. No officer, agent, or employee of this corporation shall have the power to bind this corporation by contract or otherwise unless authorized to do so by these Bylaws or by the Board of Directors.

     Section 12.2 Shares Held by the Corporation. Shares in other corporations standing in the name of this corporation may be voted or represented and all rights incident thereto may be exercised on behalf of the corporation by any officer of this corporation authorized so to do by resolution of the Board of Directors.

     Section 12.3 Certificates of Stock. There shall be issued to every holder of shares in this corporation a certificate or certificates signed in the name of this corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President and by the Chief Financial Officer or an Assistant Chief Financial Officer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by this corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     Section 12.4 Lost Certificates. Where the owner of any certificate for shares of this corporation claims that the certificate has been lost, stolen or destroyed, a new certificate shall be issued in place of the original certificate if the owner (a) so requests before this corporation has notice that the original certificate has been acquired by a bona fide purchaser, (b) files with this corporation an indemnity bond in such form and in such amount as shall be approved by the President or a Vice President of this corporation, and (c) satisfies any other reasonable requirements imposed by this corporation. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

     Section 12.5 Certification and Inspection of Bylaws. This corporation shall keep at its principal executive or business office the original or a copy of these Bylaws as amended or otherwise altered to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

     Section 12.6 Annual Reports. To the extent permitted by applicable law, the making of annual reports to the shareholders under Section 1501 of the California General Corporation Law is dispensed with and the requirement that such annual reports be made to shareholders is expressly waived, except as may be directed from time to time by the Board of Directors or the President.

     Section 12.7 Fiscal Year. The fiscal year of this Corporation shall end on July 31 of each year.

     Section 12.8 Officer Loans and Guaranties. If the corporation has outstanding shares held of record by one hundred (100) or more persons on the date of approval by the Board of Directors, the corporation may make loans of money or property to, or guarantee the obligations of, any officer of the corporation or its parent or subsidiaries, whether or not the officer is a director, upon the approval of the Board of Directors alone. Such approval by the Board of Directors must be determined by a vote of a majority of the disinterested directors, if it is determined that such a loan or guaranty may reasonably be expected to benefit the corporation. In no event may an officer owning two percent (2%) or more of the outstanding common shares of the corporation be extended a loan under this provision.

     Section 12.9 Major Expenditures. No officer, agent or employee shall have any power or authority to make or authorize to be made any expenditures by or on behalf of the Corporation in excess of $100,000 in a single transaction or series of related transactions without prior approval of a majority of the members of the Board of Directors, which majority must include, so long as at least 10,000 shares of Series B Convertible Preferred Stock are outstanding, at least two of the three Directors elected by the holders of Series B Convertible Preferred Stock.

     Section 12.10 Inspection Rights of Shareholders. Shareholders of the Corporation shall have those rights of inspection as to corporate records, including the record of shareholders, accounting books and records of meetings of the proceedings of the shareholders and the Board and committees of the Board, as are specified in Sections 1600 and 1601 of the California General Corporation Law.

ARTICLE 13. CONSTRUCTION OF BYLAWS WITH REFERENCE TO PROVISIONS OF LAW

     Section 13.1 Bylaw Provisions Additional and Supplemental to Provisions of Law. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

     Section 13.2 Bylaw Provisions Contrary to or Inconsistent with Provisions of Law. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which, upon being construed in the manner provided in Section 13.1 hereof, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws, and each article, section, subsection, subdivision, sentence, clause, or phrase thereof, would have been adopted irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

ARTICLE 14. ADOPTION, AMENDMENT OR REPEAL OF BYLAWS

     Section 14.1 By Shareholders. These Bylaws may be adopted, amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Bylaws specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may only be adopted by the shareholders; provided, however, that a Bylaw or amendment of the Articles of Incorporation reducing the number or the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent total more than 16-2/3% of the outstanding shares entitled to vote.

     Section 14.2 By the Board of Directors. Subject to the right of shareholders to adopt, amend or repeal Bylaws and except as provided in Section 14.3, Bylaws, other than a Bylaw or amendment thereof specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa, may be adopted, amended or repealed by the Board of Directors. A Bylaw adopted by the shareholders may restrict or eliminate the power of the Board of Directors to adopt, amend or repeal Bylaws.

     Section 14.3 Restrictions on Director Amendments. The Board of Directors may not directly or indirectly amend or repeal in whole or in part Sections 2.2, 5.1, 6.1 or 12.9 of these Bylaws.

ARTICLE 15. RESTRICTIONS ON TRANSFER OF STOCK

     Section 15.1 Subsequent Agreement or Bylaw. If (a) any two or more shareholders of this corporation shall enter into any agreement abridging, limiting or restricting the rights of any one or more of them to sell, assign, transfer, mortgage, pledge, hypothecate or transfer on the books of this corporation any or all of the shares of this corporation held by them, and if a copy of said agreement shall be filed with this corporation, or if (b) shareholders entitled to vote shall adopt any Bylaw provision abridging, limiting or restricting the aforesaid rights of any shareholders, then, and in either of such events, all certificates of shares of stock subject to such abridgments, limitations or restrictions shall have a reference thereto endorsed thereon by an officer of this corporation and such certificates shall not thereafter be transferred on the books of this corporation except in accordance with the terms and provisions of such agreement or Bylaw, as the case may be; provided, that no restriction shall be binding with respect to shares issued prior to adoption of the restriction unless the holders of such shares voted in favor of or consented in writing to the restriction.

ARTICLE 16. INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

     Section 16.1 Indemnification of Directors and Officers. The corporation shall, to the maximum extent and in the manner permitted by the California General Corporation Law, indemnify each of its directors and officers against expenses (as defined in Section 317(a) of the California General Corporation Law), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding (as defined in Section 317(a) of the California General Corporation Law), arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Article 16, a “director” or “officer” of the corporation includes any person (a) who is or was a director or officer of the corporation, (b) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     Section 16.2 Indemnification of Others. The corporation shall have the power, to the extent and in the manner permitted by the California General Corporation Law, to indemnify each of its employees and agents (other than directors and officers) against expenses (as defined in Section 317(a) of the California General Corporation Law), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding (as defined in Section 317(a) of the California General Corporation Law), arising by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Article 16, an “employee” or “agent” of the corporation (other than a director or officer) includes any person (a) who is or was an employee or agent of the corporation, (b) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     Section 16.3 Payment of Expenses in Advance. Expenses incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to Section 16.1 or for which indemnification is permitted pursuant to Section 16.2 following authorization thereof by the Board of Directors, shall be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article 16.

     Section 16.4 Indemnity Not Exclusive. The indemnification provided by this Article 16 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under this Corporation’s Articles of Incorporation or any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the Articles of Incorporation.

     Section 16.5 Insurance Indemnification. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was an Agent of the corporation against any liability asserted against or incurred by such person in such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article 16.

     Section 16.6 Conflicts. No indemnification or advance shall be made under this Article 16, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

(a) That it would be inconsistent with a provision of the Articles of Incorporation, these Bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     Section 16.7 Modification. No modification or repeal of this Article 16 shall adversely affect any right of indemnification of a director or officer existing at the time of such modification or repeal with respect to any act or omission occurring prior to or circumstance existing at the time of such repeal or modification.

ANNEX C

J2 COMMUNICATIONS
AMENDED AND RESTATED
1999 STOCK OPTION, DEFERRED STOCK
AND
RESTRICTED STOCK PLAN

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS

     1.1 This plan is intended to implement and govern the 2002 Stock Option, Deferred Stock and Restricted Stock Plan (as amended, the “Plan”) of J2 Communications, Inc. a California corporation (the “Company”). The plan was originally adopted by the Board of Directors as of October 14, 1999 subject to the approval of the Company’s shareholders and the Plan was amended and restated by the Board of Directors as of January 30, 2002 subject to the approval of the Company’s shareholders. The purpose of the Plan is to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company’s success by their ability, ingenuity and industry, and to provide incentives to such personnel and members that are linked directly to increases in shareholder value, and will therefore, inure to the benefit of all shareholders of the Company.

     1.2 For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) “Administrator” means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

          (b) “Award” means any award of Deferred Stock, Restricted Stock, or Stock Option.

          (c) “Board” means the Board of Directors of the Company.

          (d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (e) “Committee” means the Compensation Committee of the Board, or any other Committee the Board may subsequently appoint to administer the Plan. If at any time the Board shall administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

          (f) “Company” means J2 Communications, a corporation organized under the laws of the State of California (or any successor corporation).

          (g) “Covered Security” means any security listed under Subsection (b) of Section 18 of the Securities Act of 1933, as amended, or defined as such pursuant to the Rules and Regulations of the SEC.

          (h) “Deferred Stock” means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

          (i) “Disability” means permanent and total disability as determined under the Company’s disability program or policy.

          (j) “Effective Date” shall mean the date provided pursuant to Section 18.

          (k) “Eligible Employee” means an employee, officer, director, consultant or advisor of the Company, any Subsidiary or Parent Corporation eligible to participate in the Plan pursuant to Section 4.

          (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (m) “Fair Market Value” means, as of any given date, with respect to any Awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal Composite Tape, or (B) the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

          (n) “Incentive Stock Option” means any Stock Option intended to be designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

          (o) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

          (p) “Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (q) “Participant” means any Eligible Employee selected by the Administrator pursuant to the Administrator’s authority in Section 2 below, to receive grants of Stock Options or Awards or any combination of the foregoing.

          (r) “Restricted Period” means the period set by the Administrator as it pertains to Deferred Stock or Restricted Stock Awards pursuant to Section 7.

          (s) “Restricted Stock” means an award of shares of Stock granted pursuant to Section 7 subject to restrictions that will lapse with the passage of time or upon the attainment of performance objectives.

          (t) “Stock” means the Common Stock, no par value per share, of the Company.

          (u) “SEC” means the Securities and Exchange Commission.

          (v) “Stock Appreciation Rights” (“SAR”) means a stock appreciation right granted alone or in tandem with a Stock Option pursuant to Article 6.

          (w) “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 5; and with respect to SARs, also includes options to purchase shares of Stock granted pursuant to Other Plans.

          (x) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION

     2.1 The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; provided, however, that if the Committee does not consist solely of “Non-Employee Directors,” as defined in Rule 16b-3 as promulgated by the SEC under the Exchange Act, as such Rule may be amended from time to time, or any successor definition adopted by the Commission, then the Plan shall be administered, and each grant shall be approved, by the Board.

     2.2 The Administrator shall have the power and authority to grant to Eligible Employees, pursuant to the terms of the Plan: (A) Stock Options, (B) Deferred Stock, (C) Restricted Stock, (D) Stock Appreciation Rights, or (E) any combination of the foregoing.

          In particular, the Administrator shall have the authority:

          (a) to select those employees of the Company or any Subsidiary or Parent Corporation who are Eligible Employees;

          (b) to determine whether and to what extent Stock Options, Deferred Stock, Restricted Stock or a combination of the foregoing, are to be granted to Eligible Employees of the Company or any Subsidiary hereunder;

          (c) to determine the number of shares of Stock to be covered by each such Award;

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any such Award including, but not limited to, (x) the restricted period applicable to Deferred Stock or Restricted Stock Awards, (y) the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock shall lapse during such period, and (z) when and in what increments shares covered by Stock Options may be purchased; and

          (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Deferred Stock, Restricted Stock or any combination of the foregoing.

     2.3 The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     2.4 All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries, Parent Corporation and the Participants.

SECTION 3. STOCK SUBJECT TO PLAN

     3.1 The total number of shares of Stock reserved and available for issuance under the Plan shall be One Million Five Hundred Thousand (1,500,000) shares. Such shares shall consist of authorized but unissued shares.

     3.2 To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Deferred Stock or Restricted Stock Award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future Awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future Awards under the Plan.

     3.3 In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment may be made by the Administrator in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii)

the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan; provided, however, that in no event shall any such adjustment result in the Company’s being required to sell or issue any fractional shares.

SECTION 4. ELIGIBILITY

     Officers and other key employees, directors and consultants and advisors of the Company, any Subsidiary or Parent Corporation who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, shall be eligible to be granted Non-Qualified Stock Options and Deferred Stock or Restricted Stock Awards hereunder. Officers and other key employees of the Company, any Subsidiary or Parent Corporation shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each Award. No Participant shall be granted, in any calendar year, Awards to purchase more than 500,000 shares of Stock.

SECTION 5. STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

     5.1 Stock Options may be granted to Eligible Employees alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price, the term, and provisions regarding exercisability of the option granted thereunder.

          The Stock Options granted under the Plan to Eligible Employees may be of two types: (x) Incentive Stock Options and (y) Non-Qualified Stock Options.

     5.2 The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options; provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company, its Subsidiaries or Parent Corporation. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

     5.3 Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

          (a) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock. The option price per share of Stock purchasable under a Non-Qualified Stock Option may not be less than 85% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

          (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option, but in no case, less than six (6) months following the date of the grant of the option. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion.

          (d) Method of Exercise. Subject to Section 5(c) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (A) in the form of unrestricted Stock (if held for at least six [6] months) already owned by the optionee, or (B) by cancellation of any indebtedness owed by the Company to the optionee, (C) by a full recourse promissory note executed by the optionee, (D) through the surrender of shares of Stock then issuable upon exercise of the Stock Option having a Fair Market Value on the date of exercise thereof equal to the aggregate exercise price of the Stock Option exercised or portion thereof, or (E) by any combination of the foregoing; provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of Stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 11.

     5.4 The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, that should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, the Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other Awards hereunder.

     5.5 Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by full recourse promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(e) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan and the conditions upon which the loan will become payable in the event of the holder’s termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction, and provided further that in the case of a loan to an Eligible Employee who is not an officer, director or employee of the Company, the loan shall be secured by adequate collateral other than the shares of Stock acquired.

     5.6 Limits on Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

     5.7 Termination by Death. Except as otherwise determined by the Administrator or the disinterested members of the Board of Directors, if an optionee’s employment with the Company, any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall deter mine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of twelve months (or such shorter period as the Administrator shall specify at grant, but in no event less than six months) from the date of such death.

     5.8 Termination by Reason of Disability. Except as otherwise determined by the Administrator or the disinterested members of the Board of Directors, if an optionee’s employment with the Company, any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at the time of grant), for a period of twelve months (or such shorter period as the Administrator shall specify at grant, but in no event less than six months) from the date of such termination of employment. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

     5.9 Other Termination. Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if an optionee’s employment with the Company, any Subsidiary or Parent Corporation terminates for any reason other than death or Disability, any accrued Stock Option may be exercised until the earlier to occur of (i) three months from the date of such termination or (ii) the expiration of the stated term of such Stock Option; provided, however, that if the expiration of the stated term of such Stock Option is less than 30 days from the date of termination, then such Stock Option shall expire 30 days from the date of termination.

     5.10 Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other option plans of the Company, its Parent Corporation and any Subsidiary become exercisable for the first time by the optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

SECTION 6. STOCK APPRECIATION RIGHTS

     6.1 General. The Administrator shall have the authority to grant SAR’s in tandem with Stock Options granted under this Plan (the “Related SAR Option”) with respect to all or some of the shares of Stock covered by the Related SAR Option. SARs granted in tandem with Related SAR Options may be granted either at the time of grant of the Related SAR Option or at any time thereafter during the term of the Related SAR Option. The Administrator shall also have the authority to grant SARs without relation to any Stock Option granted under this Plan or under any of the Other Plans. Each SAR shall be granted on such terms and conditions not inconsistent with the Plan as the Administrator may determine. The provisions of the various SAR awards need not be the same with respect to each Grantee.

     6.2 Terms and Conditions of SARs. Each SAR granted pursuant to the Plan shall be evidenced by a written SAR agreement between the Company and the Grantee, which agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of SARs. Each SAR agreement shall state the number of SARs granted pursuant to the agreement.

          (b) Initial Valuations. Each SAR agreement shall provide that each SAR granted in tandem with a Related Stock Option is valued at the Exercise Price of the Related SAR Option and that each SAR granted without relation to a Stock Option is valued at the Fair Market Value of a share of Stock on the Date of Grant (the “Initial Valuation”).

          (c) Term and Exercise of SARs.

               (i) Each SAR granted otherwise than in tandem with a Stock Option shall be exercisable as determined by the Administrator, but in no event after ten years from the Date of Grant. Each other SAR shall be exercisable only if, and to the extent that, the Related SAR Option is exercisable and has not yet terminated or expired, and in the case of a SAR granted in respect of an Incentive Stock Option, only when the Fair Market Value per share of Stock exceeds the Exercise Price of the Related SAR Option; and upon the exercise of a SAR, the Related SAR Option shall cease to be exercisable to the extent of the shares of Stock with respect to which such SAR is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further Rights pursuant to the Plan. Upon the exercise or termination of a Related SAR Option, the SAR granted in tandem with such Related SAR Option shall terminate to the extent of the shares of Stock with respect to which the Related SAR Option was exercised or terminated.

               (ii) To exercise a SAR granted in tandem with a Related SAR Option, the Grantee shall: (A) give written notice thereof to the Company specifying the number of shares of Stock with respect to which the SAR is being exercised and the percentage of the total amount the Grantee is entitled to receive which the Grantee elects to receive in cash or shares of Stock with respect to the exercise of the SAR; and (B) if requested by the Administrator, deliver the Related SAR Option agreement to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return the Related SAR Option agreement to the Grantee. To exercise a SAR granted without relation to a Stock Option, the Grantee shall give written notice thereof to the Company specifying the number of shares of Stock with respect to which the SAR is being exercised and the percentage of the total amount the Grantee is entitled to receive which the Grantee elects to receive in cash or shares of Stock with respect to the exercise of the SAR. The date of exercise of a SAR which is validly exercised shall be deemed to be the date on which there shall have been delivered to the Company the appropriate aforesaid instruments.

               (iii) Upon the exercise of a SAR, the holder thereof, subject to Section 6.2(c)(vi), shall be entitled at the holder’s election to receive either:

                    (A) a number of shares of Stock equal to the quotient computed by dividing the Spread (as defined in Section 6.2(c)(iv)) by the Fair Market Value per share of Stock on the date of exercise of the SAR; provided, however, that in lieu of fractional shares, the Company shall pay in cash or cash equivalent an amount equal to the same fraction of the Fair Market Value per share of Stock on the date of exercise of the SAR; or

                    (B) an amount of money payable in cash or cash equivalent equal to the Spread; or

                    (C) a combination of an amount payable in cash or cash equivalent and a number of shares of Stock calculated as provided in Section 6.2(c)(iii)(A) (after reducing the Spread by such dollar amount); plus any amounts payable in lieu of any fractional shares as provided above.

               (iv) The term “Spread” as used in Section 6.2(c) shall mean an amount equal to the product computed by multiplying: (A) the excess of (x) the Fair Market Value per share of Stock on the date the SAR is exercised, over either (y) in the case of a SAR granted in tandem with a Related SAR Option, the Exercise Price per share of the Related SAR Option, or (z) in the case of an SAR not granted in tandem with a Stock Option, the Initial Valuation of the SAR; by (B) the number of shares with respect to which such SAR is being exercised.

               (v) Notwithstanding the provisions of this Section 6.2, and while the SAR agreement may provide for longer vesting periods, no SAR may be exercised during the first six months following its Date of Grant, and, with respect to SARs granted in tandem with a Related SAR Option, neither the SAR nor the Related SAR Option may be exercised during the first six months following the Date of Grant of the SAR, unless, in either case, prior to the expiration of such six month period, the holder of the SAR ceases to be an employee of the Company or any Parent or Subsidiary by reason of such holder’s termination without cause.

               (vi) Notwithstanding the provisions of this Section 6.2 or the related SAR agreement to the contrary, any Grantee who at the date of the exercise of the SAR or any portion thereof is an officer or director of the Company within the meaning of Section 16(b) of the Exchange Act (a “Section 16(b) Person”), may only make a Cash Election (as defined below) and related exercise during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date (the “Window Period”); provided, however, that this Section 6.2(c)(vi) shall not be applicable to any Section 16(b) Person at any time subsequent to his or her termination without cause.

               (vii) Notwithstanding the provisions of Section 6.2(c)(iii), the Administrator shall have sole discretion to consent to or disapprove a Participant’s election to receive an amount of money payable in cash or cash equivalent in whole or in part (“Cash Election”) upon the exercise of a SAR. Such consent or disapproval may be given at any time after the election to which it relates. If the Administrator shall disapprove a Cash Election, the exercise of the SAR with respect to which the Cash Election was made shall be of no effect, but without prejudice to the right of the holder to exercise such SAR in the future in accordance with its terms.

               (viii) A SAR may be granted to a Grantee irrespective of whether such Grantee is being granted or has been granted a Stock Option.

               (ix) Notwithstanding the foregoing, in the case of a SAR granted in tandem with an Incentive Stock Option, the holder may not receive an amount in excess of such amount as will enable the Stock Option to qualify as an Incentive Stock Option.

          (d) Securities Laws. The Company intends that this Section 6.2 shall comply with the requirements of Rule 16b-3 and any future rules promulgated in substitution therefor (the “Rule”) under the Exchange Act, during the term of the Plan. Should any provision of Section 6.2 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for Section 6.2 to comply with the requirements of the Rule, the Board may amend the Plan to add or to modify the provisions of the Plan accordingly.

          (e) Limitation on Amounts Payable. Notwithstanding Section 6.2(c)(iii), the Administrator may place a limitation on the amount payable in cash, Stock or both upon exercise of a SAR. Any such limitation must be determined as of the Date of Grant and noted on the instrument evidencing the Participant’s SAR grant hereunder.

SECTION 7. DEFERRED STOCK AND RESTRICTED STOCK

     7.1 General. Deferred Stock and Restricted Stock awards may be issued to Eligible Employees either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Employees, and the time or times at which, grants of Deferred Stock or Restricted Stock awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Deferred Stock or Restricted Stock awards; the Restricted Period (as defined in paragraph 7.3 hereof) applicable to Deferred Stock or Restricted Stock awards; the performance objectives applicable to Deferred Stock or Restricted Stock awards; the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock awards shall lapse during such Restricted Period; and all other conditions of the Deferred Stock or Restricted Stock awards. The Administrator may also condition the grant of Deferred

Stock or Restricted Stock awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Deferred Stock or Restricted Stock awards need not be the same with respect to each recipient.

     7.2 Awards and Certificates. The prospective recipient of a Deferred Stock or Restricted Stock award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a “Deferred Stock Award Agreement” or “Restricted Stock Award Agreement” as appropriate) and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

          Except as provided below in this Section 7.2, (i) each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan and a Restricted Stock Award Agreement entered into between the registered owner and J2 Communications. Copies of such Plan and Agreement are on file in the offices of J2 Communications.”

          The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

          With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

     7.3 Restriction and Conditions. The Deferred Stock or Restricted Stock awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (a) Subject to the provisions of the Plan and the Deferred Stock or Restricted Stock Award Agreements, during such period as may be set by the Administrator commencing on the grant date (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Deferred Stock or Restricted Stock awarded under the Plan. Within these limits, the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination, death or Disability or the occurrence of a “Change of Control” as defined in Section 10 below.

          (b) Except as provided in paragraph 7.3(a) of this Section 7, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a shareholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Deferred Stock or Restricted Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

          (c) Subject to the provisions of the Deferred Stock or Restricted Stock Award Agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Deferred Stock or Restricted Stock, plus simple interest on such amount at the rate of 8% per year.

SECTION 8. AMENDMENT AND TERMINATION

     8.1 The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any Award theretofore granted without such Participant’s consent, or that without the approval of the shareholders (as described below) would:

          (a) increase the total number of shares of Stock reserved for the purpose of the Plan;

          (b) change the employees or class of employees eligible to participate in the Plan;

          (c) extend the maximum option period under Section 5 of the Plan.

     8.2 Notwithstanding the foregoing, shareholder approval under this Section 8 shall only be required at such time and under such circumstances as shareholder approval would be required under applicable laws, regulations and exchange requirements.

     8.3 The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9. UNFUNDED STATUS OF PLAN

     The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 10. CHANGE OF CONTROL

     The following acceleration and valuation provisions shall apply in the event of a “Change of Control”, as defined in paragraph 10.2 of this Section 10:

     10.1 In the event of a “Change of Control,” unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of Control;

          (a) any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

          (b) the restrictions applicable to any Restricted Stock or Deferred Stock awards under the Plan shall lapse, and such shares and Awards shall be deemed fully vested; and

          (c) the value of all outstanding Stock Options, Restricted Stock and Deferred Stock awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment of cash or other property, as the Administrator may determine, on the basis of the “Change of Control Price” (as defined in paragraph 10.3 of this Section 10) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control.

     10.2 For purposes of paragraph 10.1 of this Section 10, a “Change of Control” shall be deemed to have occurred if:

          (a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Stock of the Company) is or becomes after the Effective Date the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

          (b) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section 10.2) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

          (c) consummation of a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

          (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

     10.3 For purposes of this Section 10, “Change of Control Price” means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

SECTION 11. GENERAL PROVISIONS

     11.1 The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     11.2 Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     11.3 Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     11.4 No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     11.5 This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company, its Subsidiaries, or its Parent Corporation or to interfere with the right of the Company, or its Subsidiaries to discharge or retire any employee thereof at any time. No employee shall have any right to, or interest in, Stock Options, Restricted Stock, or Deferred Stock, authorized hereunder prior to the grant of such a Stock Option or other award described herein to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, and in the agreement governing such Award, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.

SECTION 12. GRANTS TO DIRECTORS

     12.1 Notwithstanding anything to the contrary contained herein, the Company will grant to James P. Jimirro, Chief Executive Officer and a Director of the Company (“Jimirro”) stock options to purchase 400,000 shares of Stock at a strike price equal to $3.50; such options shall vest upon the earlier of (i) so long as shareholder approval of the grant of such options is obtained and as long as the closing of the transactions contemplated by the Letter of Intent, dated January 30, 2002 (the “LOI”), setting forth the understanding of (a) the Company, (b) Jimirro, (c) Daniel S. Laikin, (d) Paul Skjodt, (e) National Lampoon Acquisition Group LLP and (f) Timothy S. Durham, Samerian LLP, Diamond Investments, LLC, Christopher R. Williams, Helen C. Williams, DW Leasing Company, LLC and Judy B. Laikin occurs, the initial U.S. theatrical opening date of the movie “National Lampoon’s Van Wilder,” and (ii) so long as shareholder approval of the grant of such options is obtained, on January 30, 2012; in addition, such options shall (i) have a term of 10 years and (ii) remain outstanding and exercisable notwithstanding Jimirro’s termination of employment for any reason whatsoever or his death or disability.

     12.2 Commencing on January 31, 2003 and continuing on each of the last day of each month thereafter during the period that Jimirro is employed by the Company, the Company will grant to Jimirro fully vested options to purchase 5,000 shares of Stock at a strike price equal to the average of the last reported sale price per share of Stock for the five trading days immediately preceding the last day of such month; all such options shall have a term of 10 years from their respective dates of grant and shall remain outstanding and exercisable notwithstanding Jimirro’s termination of employment for any reason whatsoever or his death or disability.

     12.3 Notwithstanding Section 5.3(c) above, any Options issued to Jimirro in exchange for previously issued SARs shall have such vesting schedule as may be approved by the Board of Directors or the Administrator.

SECTION 13. SPECIFIC PERFORMANCE

     The Stock Options granted under this Plan and the Shares issued pursuant to the exercise of such Stock Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its shareholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Stock Option, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

SECTION 14. INVALID PROVISION

     In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

SECTION 15. APPLICABLE LAW

     This Plan shall be governed by and construed in accordance with the laws of the State of California.

SECTION 16. SUCCESSORS AND ASSIGNS

     This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Award is granted hereunder, and such employees’ heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

SECTION 17. SHAREHOLDER APPROVAL

     The grant of Stock Options under the Plan also is conditioned on approval of the Plan by the vote or consent of the holders of a majority of the outstanding shares of Stock and no Stock Option granted hereunder shall be effective or exercisable unless and until the Plan has been so approved within 12 months of the adoption of the Plan.

SECTION 18. ANNUAL REPORT

     Except at such time as the Stock becomes a Covered Security, if any consultants or directors are issued Stock Options under this Plan, the Company shall furnish such consultants or directors with financial statements at least annually.

SECTION 19. EFFECTIVE DATE OF PLAN

     The plan originally became effective (the “Effective Date”) on October 14, 1999, subject to shareholder approval. The Plan became effective on January 30, 2002, subject to shareholder approval.

SECTION 20. TERM OF PLAN

     No Stock Option, Deferred Stock, SAR or Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on the day and year first above written, the Company has caused this Plan to be duly executed by its duly authorized officers.

J2 Communications

By	/s/ James P. Jimirro

Name: James P. Jimirro Title: Chief Executive Officer